DECEMBER 27, 2004

CLASS I SHARES


ABN AMRO/
TAMRO SMALL CAP FUND

(ABN-AMRO Funds LOGO)

   Prospectus
                                                                  ABN AMRO Funds

                                             The Securities and Exchange
                                             Commission has not approved or
                                             disapproved these or any mutual
                                             fund's shares or determined if this
                                             prospectus is accurate or complete.
                                             Any representation to the contrary
                                             is a crime.

Not FDIC Insured. No Bank Guarantee. May Lose Value.

(ABN AMRO FUNDS LOGO)
Thank you for your interest in ABN AMRO Funds. This prospectus pertains only to Class I shares of ABN AMRO/ TAMRO Small Cap Fund, a member of the ABN AMRO Funds family.

For a list of terms with definitions that you may find helpful as you read this prospectus, please refer to the "Investment Terms" section.
------------------------------
Mutual fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the Federal Deposit Insurance Corporation (FDIC).
------------------------------

TABLE OF CONTENTS

                                                                  Page


FUND SUMMARY                                                        3

ABN AMRO/TAMRO SMALL CAP FUND                                       3
    Investment Objective                                            3
    Principal Investment Strategies                                 3
    Principal Risks Of Investing In This Fund                       3
    Fund Performance - Class N Shares                               5

FUND EXPENSES                                                       6

OTHER INVESTMENT STRATEGIES                                         7

INVESTMENT TERMS                                                    9

MANAGEMENT OF THE FUND                                             10

SHAREHOLDER INFORMATION                                            11
    Opening an Account: Buying Shares                              11
    Exchanging Shares                                              13
    Selling/Redeeming Shares                                       14
    Transaction Policies                                           16
    Account Policies and Dividends                                 17
    Additional Investor Services                                   18
    Portfolio Transactions and Brokerage Commissions               18

DIVIDENDS, DISTRIBUTIONS AND TAXES                                 19

FINANCIAL HIGHLIGHTS                                               20

GENERAL INFORMATION                                        Back Cover

Fund Summary

ABN AMRO/TAMRO SMALL CAP FUND


INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in a blended portfolio of growth and value stocks of small capitalization companies with market capitalizations below $2.25 billion at the time of acquisition. In selecting securities, the portfolio manager looks for the following criteria:
-  above average earnings growth
-  unrecognized valuation
-  high quality management
-  solid and improving fundamentals

The portfolio manager may also invest in real estate investment trusts (REITs), convertible bonds, securities outside the small-cap range and cash-equivalent securities. In the course of implementing its principal investment strategies, the Fund may experience a relatively high turnover rate (150% or more).

PRINCIPAL RISKS OF INVESTING IN THIS FUND


You could lose money by investing in the Fund.

BELOW INVESTMENT GRADE (HIGH YIELD) SECURITIES RISK: Bonds and other fixed income securities are rated by national ratings agencies. These ratings generally assess the ability of the issuer to pay principal and interest. Issuers of securities that are rated below investment grade (i.e., Ba1/BB+ or lower) and their unrated equivalents are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds.

CREDIT RISK: Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and negatively affect the Fund's share price or yield.

GROWTH STYLE RISK: Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Fund's performance may suffer.

INTEREST RATE RISK: If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond's price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons. Interest rate changes will impact high yield bonds in different ways depending on credit ratings. BB rate bonds are more vulnerable to prevailing rates and act more like their investment grade counterparts. For bonds rated B and below, credit risk is more significant than interest rate risk. Therefore, a fund that maintains a minimum B rating should anticipate higher interest rate risks but lower credit risks than a fund than invests in lower quality issuers.

LIQUIDITY RISK: When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.

MANAGER RISK: The performance of the Fund is dependent upon the portfolio manager's skill in making appropriate investments. As a result, the Fund may underperform the stock or fixed income market or its peers. Also, the Fund could fail to meet its investment objective.

MARKET RISK: The Fund's share price can move down in response to stock market conditions, changes in the economy or a particular company's stock price changes. An individual stock may decline in value even when stocks in general are rising.

PORTFOLIO TURNOVER RISK: Frequent trading of the Fund's securities may result in a higher than average level of capital gains and will result in greater transaction costs to the Fund. A higher level of capital gains can result in more frequent distributions with greater tax consequences. To the extent distributions to shareholders are short-term capital gains, the distributions will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates. Greater transaction costs and higher expenses as a result of portfolio turnover can negatively impact the Fund's performance.

REIT RISK: REITs are publicly traded entities that invest in office buildings, apartment complexes, industrial facilities, shopping centers and other commercial spaces. REITs issue stocks, and most REIT stocks trade on the major exchanges or over-the-counter. A REIT's return may be adversely affected when interest rates are high or rising.

SMALL-CAP COMPANY RISK: Investing in securities of small-cap companies may involve greater risks than investing in larger, more established issuers. Small-cap companies generally have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. Also, small-cap companies are typically subject to greater changes in earnings and business prospects than larger companies.

VALUE STYLE RISK: Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are lower than growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Fund's return may be adversely affected during market downturns and when value stocks are out of favor.

FUND PERFORMANCE - CLASS N SHARES(A)

The bar chart shows how the performance of Class N shares of the Fund has varied from year to year over the periods shown. However, the performance of Class N shares does not reflect the annual operating expenses for the Class I shares, which are lower than those of Class N shares. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.
                           CALENDAR YEAR TOTAL RETURN

          13.57%                    (11.08%)                    56.86%
           2001                       2002                       2003


Best quarter:                                    6/03                     25.28%
Worst quarter:                                   9/02                    -21.53%
Total Return as of                                                        -2.73%
  9/30/04:

The following table indicates how the average annual returns for Class N shares of the Fund for different calendar periods compared to the returns of broad-based and comparable securities market indices. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2003)

                                              Since
                                 1 Year    Inception(b)
-----------------------------------------------------------
ABN AMRO/TAMRO Small Cap
  Fund-Class N(c)
  Return Before Taxes            56.86%       19.44%
  Return After Taxes on
    Distributions                52.01%       18.07%
  Return After Taxes on
    Distributions and
    Sale of Fund Shares          38.66%       16.28%
-----------------------------------------------------------
Russell 2000 Index
  (reflects no deduction
  for taxes, expenses or
  fees)                          47.25%        8.97%
-----------------------------------------------------------
Lipper Small-Cap Core
  Fund Index (reflects no
  deduction for taxes,
  expenses or fees)              40.90%        9.89%
-----------------------------------------------------------

(a) The returns shown are for Class N shares which are not offered in this prospectus. Class I shares are new and do not yet have a calendar year of operations. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that Class N shares and Class I shares do not have the same expenses. The annual returns of the Class N shares would be lower than the returns of the Class I shares, due to distribution fees paid by Class N shares.

(b) Fund's inception and inception of Class N shares: November 30, 2000. Index data computed from November 30, 2000.

(c) Performance reflects expense limitations that were in effect during the periods presented. If expense limitations had not been in place, the Fund's performance would have been reduced.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fund Expenses

As an investor in the Fund, you pay certain indirect fees and expenses, which are described in the table below.

SHAREHOLDER FEES
As a benefit of investing in Class I shares of the Fund, you do not incur any sales loads or exchange fees. HOWEVER, A REDEMPTION FEE IS CHARGED ON CERTAIN SHORT-TERM REDEMPTIONS TO SHAREHOLDERS OF ALL ABN AMRO FUNDS (EXCEPT THE MONEY MARKET FUNDS) UNLESS AN EXCEPTION IS AVAILABLE.(A)

THE FOLLOWING TABLE LISTS THE REDEMPTION FEE FOR ABN AMRO/TAMRO SMALL CAP FUND:

REDEMPTION FEE                                   2% WITHIN 7 DAYS

(a) See "Redemption Fees" on page 16 for more details.

ANNUAL FUND OPERATING EXPENSES(A)

Operating expenses are the normal costs of operating any mutual fund. These expenses are not charged directly to investors. They are paid from the Fund's assets and are expressed as an expense ratio, which is a percentage of average daily net assets.

MANAGEMENT      OTHER      TOTAL EXPENSE                 NET EXPENSE
   FEES      EXPENSES(B)       RATIO       FEE WAIVERS    RATIO(C)
 0.90%          0.27%          1.17%           0.12%        1.05%

(a) The Fund offers two classes of shares that invest in the same portfolio of securities. Shareholders of Class I shares are not subject to a 12b-1 distribution fee; shareholders of Class N shares are subject to a 12b-1 distribution fee; therefore, expenses and performance figures will vary between the classes. The information set forth in the table above and the example below relates only to Class I shares, which are offered in this prospectus. Class N shares are offered in a separate prospectus.

(b) "Other Expenses" are estimated for the current fiscal year.

(c) The Adviser is contractually obligated to waive its management fee and/or reimburse expenses exceeding 1.05% through February 28, 2006.

EXAMPLE

This hypothetical example shows the operating expenses you would incur as a shareholder if you invested $10,000 in Class I shares of the Fund over the time periods shown and you redeemed all your shares at the end of the period. The example assumes you reinvested all dividends and distributions, that theaverage annual return was 5% and that operating expenses remained the same. The example includes 1 year of capped expenses for each period. The example is for comparison purposes only and does not represent the Fund's actual or future expenses and returns.

1 YEAR   3 YEARS
 $107     $360

Other Investment Strategies

The investment policy relating to the type of securities in which 80% of the Fund's assets must be invested (the "80% test") may be changed by the Board of Trustees without shareholder approval. Shareholders will, however, receive at least 60 days' notice of such changes.

In addition to the principal investment strategies described in the Fund summary, there may be times when the Fund uses secondary investment strategies in seeking to achieve investment objectives. These strategies may involve additional risks.

ADRS/EDRS/GDRS
The Fund may invest in foreign securities in the form of depositary receipts and/or securities traded directly on U.S. exchanges. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts (ADRs), which are traded on U.S. exchanges and are U.S. dollar-denominated, European Depositary Receipts (EDRs), which are traded on European exchanges and may not be denominated in the same currency as the security they represent and Global Depositary Receipts (GDRs), which are issued globally and evidence a similar ownership arrangement. The Fund has no intention of investing in unsponsored ADRs, EDRs and GDRs.

Although ADRs, EDRs and GDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs, EDRs or GDRs rather than directly in securities of foreign issuers, the Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, in which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

COMMERCIAL PAPER
Commercial paper are short-term fixed income securities issued by banks, corporations and other borrowers. There is the risk that the issuer of the commercial paper will not be able to make principal and/or interest payments.

CONVERTIBLE SECURITIES
Convertible securities are fixed income or equity securities that pay interest or dividends and that may be exchanged on certain terms into common stock of the same corporation.

Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. There is the risk that the issuer of the security will not be able to make principal and/or interest payments as well as the holder of the security to not take advantage of the convertible features in the appropriate time frame.

DEFENSIVE STRATEGY
There may be times when the Fund takes temporary positions that may not achieve its investment objective or follow its principal investment strategies for defensive reasons. This includes investing all or a portion of its total assets in cash or cash equivalents, such as money market securities and repurchase agreements. Although the Fund would do this in seeking to avoid losses, following a defensive strategy could reduce the benefit from any market upswings.

DERIVATIVES
The Fund may engage in derivatives for hedging purposes, to maintain liquidity or in anticipation of changes in portfolio composition. The Fund will not engage in derivative investments purely for speculative purposes. Derivatives have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts, swaps and related products.

Hedging involves using derivatives to offset a potential loss in one position by establishing an interest in an opposite position. Any loss generated by the derivative should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. The Fund may realize a loss if interest rates, security prices or indices move in the opposite direction than the portfolio manager anticipates.

PREFERRED STOCKS
Preferred stocks are stocks that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company's assets, but are subordinate to the claims of all creditors.

REPURCHASE AGREEMENTS
Repurchase agreements, or repos, are transactions in which a security (usually a government security) is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually the next day. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its right to realize upon the security. Additionally, the Fund may incur a loss if the value of the security should decline, as well as any disposition costs in liquidating the security.

RULE 144A SECURITIES
Rule 144A securities are restricted securities that can be sold to qualified institutional buyers under the Securities Act of 1933. Investing in Rule 144A securities may increase the illiquidity of the Fund's investments in the event that an adequate trading market does not exist for these securities. (To the extent there is an adequate trading market for lower-rated securities, high yield bonds generally are not subject to an increase in illiquidity.)

U.S. GOVERNMENT SECURITIES
These are fixed income obligations of the U.S. government and its various agencies. U.S. government securities issued by the Treasury (bills, notes and bonds) are backed by the full faith and credit of the federal government. Some government securities not issued by the U.S. Treasury also carry the government's full faith and credit backing on principal or interest payments. Some securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All government securities are considered highly creditworthy. This guarantee, however, does not extend to the market price for such securities, which can fluctuate.

Investment Terms

The following is a list of terms with definitions that you may find helpful as you read this prospectus.

BANK DEPOSITS. Cash, checks or drafts deposited in a financial institution for credit to a customer's account. Banks differentiate between demand deposits (checking accounts on which the customer may draw) and time deposits, which pay interest and have a specified maturity or require 30 days' notice before withdrawal.

BELOW INVESTMENT-GRADE (HIGH YIELD) SECURITIES. Lower rated, higher yielding securities issued by corporations. They are generally rated below investment-grade (i.e., Ba1/BB+ and below) by national bond rating agencies, or if unrated, are judged by the Advisor to be of equivalent quality. They are considered speculative and are sometimes called "junk bonds."

COMMERCIAL PAPER. Short-term fixed income securities issued by banks, corporations and other borrowers.

EQUITY SECURITIES. Ownership interests in corporations and other entities, such as: common stocks, preferred stocks, convertible securities, rights and warrants.

EXPENSE RATIO. A fund's cost of doing business, expressed as a percentage of its assets and disclosed in a prospectus.

FIXED INCOME SECURITIES. Bonds and other securities that are used by issuers to borrow money from investors. Typically, the issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at a specified time in the future (maturity).

GROWTH STYLE INVESTING. An investing approach that involves buying stocks of companies that are generally industry leaders with above-average, sustainable growth rates. Typically, growth stocks are the stocks of the fastest growing companies in the most rapidly growing sectors of the economy. Growth stock valuation levels (e.g., price-to-earnings ratio) will generally be higher than value stocks.

INVESTMENT OBJECTIVE. The goal that an investor and a mutual fund seek together. Examples include current income, long-term capital growth, etc.

ISSUER. The company, municipality or government agency that issues a security, such as a stock, bond or money market security.

LIPPER SMALL-CAP CORE FUNDS INDEX. An equally weighted index of the largest 30 funds within the small company core funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends.

MANAGEMENT FEE. The amount that a mutual fund pays to the investment adviser for its services.

MARKET CAPITALIZATION. Value of a corporation or other entity as determined by the market price of its securities.

MUTUAL FUND. An investment company that stands ready to buy back its shares at their current net asset value. Most mutual funds continuously offer new shares to investors.

NET ASSET VALUE (NAV). The per share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once a day.

REITS. Real estate investment trusts are publicly traded entities that invest in office buildings, apartment complexes, industrial facilities, shopping centers and other commercial spaces. Most REITs trade on major stock exchanges or over-the-counter.

REPURCHASE AGREEMENTS (REPOS). Transactions in which a security (usually a government security) is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually the next day.

RUSSELL 2000 INDEX. An unmanaged index that contains the 2000 smallest common stocks in the Russell 3000 Index (which contains the 3000 largest stocks in the U.S. based on total market capitalization).

SMALL-CAP STOCKS. Stocks issued by smaller companies. Unless otherwise defined by a fund manager or the Adviser, a small-cap company is defined as one with a market capitalization of less than $1.5 billion, which approximates the size of the largest company in the Russell 2000 Index.

TOTAL RETURN. A measure of a fund's performance that encompasses all elements of return: dividends, capital gains distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming investment of dividends and capital gains distributions, expressed as a percentage of the initial investment.

U.S. GOVERNMENT SECURITIES. Fixed income obligations of the U.S. government and its various agencies. U.S. government securities issued by the Treasury (bills, notes and bonds) are backed by the full faith and credit of the federal government. Some government securities not issued by the U.S. Treasury also carry the government's full faith and credit backing on principal or interest payments. Some securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All government securities are considered highly creditworthy.

VALUE STYLE INVESTING. A investing approach that involves buying stocks that are out of favor and/or undervalued compared to their peers. Generally, value stock valuation levels are lower than growth stocks.

Management of the Fund

THE ADVISER

The Fund has an Adviser that provides management services. The Adviser is paid an annual management fee by the Fund for its services based on the average daily net assets of the Fund. The accompanying information highlights the Fund and its lead portfolio manager and his investment experience and the management fee paid by the Fund for the most recent fiscal year.

TAMRO CAPITAL PARTNERS LLC
TAMRO Capital Partners LLC is the Adviser to two ABN AMRO Funds and is located at 1660 Duke Street, Alexandria, VA 22314. TAMRO was founded in 2000 and is a subsidiary of ABN AMRO Asset Management Holdings, Inc. As of September 30, 2004, TAMRO managed approximately $207 million in assets. Taking into account fee waivers then in effect, the management fee paid to TAMRO Capital Partners by the Fund for the fiscal year ended October 31, 2004 was 0.78% of average net assets.

PORTFOLIO MANAGER

PHILIP D. TASHO, CFA
Portfolio manager since the Fund's inception in November, 2000; Mr. Tasho is Chief Investment Officer of TAMRO and Vice President of Chicago Capital Management. He leads the team that is responsible for the day-to-day management of the Fund. Most recently, Mr. Tasho served as Chief Executive Officer and Chief Investment Officer of Riggs Investment Management Corp. (RIMCO), from 1995 to 2000. He began his investment management career in 1980. He received his MBA from George Washington University.

Shareholder Information

OPENING AN ACCOUNT

-  Read this prospectus carefully.
- Determine how much you want to invest. The minimum initial investment for Class I shares of the Fund is $2 million.
- Balances can be aggregated to meet the minimum initial investment requirement for the accounts of:
   o  clients of a financial consultant
   o immediate family members (i.e., a person's spouse, parents, children, siblings and in-laws)
   o  a corporation or other legal entity
-  The minimum initial investment requirement may be waived:
   o for affiliates, Trustees and employees of the Adviser or its affiliated companies
   o with a "letter of intent." This letter would explain how the investor/financial consultant would purchase shares over a Board-approved specified period of time to meet the minimum investment requirement
- Complete the account application and carefully follow the instructions. If you have any questions, please call 800 992-8151. Remember to complete the "Purchase, Exchange and Redemption Authorization" section of the account application to establish your account privileges. You can avoid the delay and inconvenience of having to request these in writing at a later date.
-  Make your initial investment using the table on the next page as a guideline.
----------------------------------------------------------------
BUY, EXCHANGE AND SELL REQUESTS ARE IN "GOOD ORDER" WHEN
-  The account number and Fund name are included.
-  The amount of the transaction is specified in dollars or shares.
- Signatures of all owners appear exactly as they are registered on the account in original form, as photocopies are not acceptable.
-  Any required Medallion Signature Guarantees are included.
- Other supporting legal documents (as necessary) are present, including such requirements for written requests as described on page 15.
----------------------------------------------------------------

                                                                                          TO ADD TO AN ACCOUNT
       BUYING SHARES                    TO OPEN AN ACCOUNT                      (NO MINIMUM FOR SUBSEQUENT INVESTMENTS)
BY MAIL                         - Complete and sign your              - Return the investment slip from a statement with your
                                  application                           check in the envelope provided and mail to us at the
ABN AMRO FUNDS                  - Make your check payable to ABN        address at the left.
P.O. BOX 9765                     AMRO Funds and mail to us at the    - We accept checks, bank drafts, money orders, wires and ACH
PROVIDENCE, RI 02940              address at the left.                  for purchases (see "Other Features" on p. 15). Checks must
                                - We accept checks, bank drafts,        be drawn on U.S. banks. There is a minimum $20 charge for
                                  money orders, wires and ACH for       returned checks.
                                  purchases. Checks must be drawn     - Give the following wire/ACH information to your bank:
                                  on U.S. banks to avoid any fees       Mellon Trust of New England
                                  or delays in processing your          ABA #01-10-01234
                                  check.                                For: ABN AMRO Funds
                                - We do not accept travelers,           A/C 140414
                                  temporary, post-dated, credit         FBO "ABN AMRO Fund Number"
                                  card courtesy, second or third        "Your Account Number"
                                  party checks (which are checks
                                  made payable to someone other         Include your name, account number, taxpayer identification
                                  than ABN AMRO Funds).                 number or Social Security number, address and the Fund you wish to purchase in the wire instructions.
                                                                      - We do not accept traveler's, temporary, post-dated, credit card courtesy, second or third party checks (which are
                                                                        checks made payable to someone other than ABN AMRO Funds).
BY PHONE                        - Obtain a Fund number and account    - Verify that your bank or credit union is a member of the
                                  by calling ABN AMRO Funds at the      ACH.
800 992-8151                      number at the left.                 - You should complete the "Bank Account Information" section
                                - Instruct your bank (who may           on your account application.
                                  charge a fee) to wire or ACH the    - When you are ready to add to your account, call ABN AMRO
                                  amount of your investment.            Funds and tell the representative the Fund name, account
                                - Give the following wire/ACH           number, the name(s) in which the account is registered and
                                  information to your bank:             the amount of your investment.
                                  Mellon Trust of New England         - Instruct your bank (who may charge a fee) to wire or ACH
                                  ABA #01-10-01234                      the amount of your investment.
                                  For: ABN AMRO Funds                 - Give the following wire/ACH information to your bank:
                                  A/C 140414                            Mellon Trust of New England
                                  FBO "ABN AMRO Fund Number"            ABA #01-10-01234
                                  "Your Account Number"                 For: ABN AMRO Funds
                                - Return your completed and signed      A/C 140414
                                  application to:                       FBO "ABN AMRO Fund Number"
                                  ABN AMRO Funds                        "Your Account Number"
                                  P.O. Box 9765
                                  Providence, RI 02940                  Include your name, account number, taxpayer identification number or Social Security number, address and the Fund you wish to purchase in the wire instructions.

                                                                                          TO ADD TO AN ACCOUNT
       BUYING SHARES                    TO OPEN AN ACCOUNT                      (NO MINIMUM FOR SUBSEQUENT INVESTMENTS)
BY INTERNET                     - Download the appropriate account    - Verify that your bank or credit union is a member of the
                                  application from our Web site.        ACH.
WWW.ABNAMROFUNDS.COM            - Complete and sign the               - Complete the "Purchase, Exchange and Redemption
                                  application. Make your check          Authorization" section of your account application.
                                  payable to ABN AMRO Funds and       - Obtain a Personal Identification Number (PIN) from ABN
                                  mail it to the address under "By      AMRO Funds for use on ABN AMRO Funds' Web site if you have
                                  Mail" above.                          not already done so. To obtain a PIN, please call 800
                                                                        992-8151.
                                                                      - When you are ready to add to your account, access your
                                                                        account through ABN AMRO Funds' Web site and enter your
                                                                        purchase instructions in the highly secure area for
                                                                        shareholders only called "Account Access." ACH purchases
                                                                        on the internet may take 3 to 4 business days.

EXCHANGING SHARES

After you have opened an account with us, you can exchange your shares within ABN AMRO Funds to meet your changing investment goals or other needs. This privilege is not designed for frequent trading (which may subject you to a redemption fee) and may be difficult to implement in times of drastic market changes.
----------------------------------------------------------------
HOW DOES AN EXCHANGE TAKE PLACE?
When you exchange your shares, you authorize the sale of your shares in one Fund to purchase shares of another Fund. In other words, you are requesting a sale and then a purchase. The sale of your shares may be a taxable event for you and may subject you to a redemption fee.
----------------------------------------------------------------

You can exchange shares from one ABN AMRO Fund to another within the same class of shares. (For example, from ABN AMRO/TAMRO Small Cap Fund's Class I shares to ABN AMRO Growth Fund's Class I shares.) All exchanges to open new fund accounts must meet the minimum initial investment requirements. Exchanges may be made by mail, through the Internet or by phone at 800 992-8151 if you chose this option when you opened your account. For tax purposes, each exchange is treated as a sale and a new purchase.

The Fund reserves the right to limit, impose charges upon, terminate or otherwise modify the exchange privilege by sending written notice to shareholders. All exchange requests must be in "good order."

SELLING/REDEEMING SHARES


Once you have opened an account with us, you can sell your shares to meet your changing investment goals or other needs. The following table shows guidelines for selling shares.

SELLING SHARES                  DESIGNED FOR...                       TO SELL SOME OR ALL OF YOUR SHARES...
BY MAIL                         - Accounts of any type                - Write and sign a letter of instruction indicating the Fund
                                - Sales or redemptions of any size      name, Fund number, your account number, the name(s) in
ABN AMRO FUNDS                    (for redemptions over $50,000,        which the account is registered and the dollar value or
P.O. BOX 9765                     please see Medallion Signature        number of shares you wish to sell.
PROVIDENCE, RI 02940              Guarantee on the next page)         - Include all signatures and any additional documents that may be required (see "Selling Shares in Writing" on p.
                                                                        15). Signatures must be in original form, as photocopies
                                                                        are not accepted.
                                                                      - Mail to us at the address at the left.
                                                                      - A check will be mailed to the name(s) and address in which the account is registered. If you would like the check
                                                                        mailed to a different address, you must write a letter of
                                                                        instruction and have it medallion signature guaranteed.
                                                                      - Proceeds may also be sent by wire or ACH (see "Other
                                                                        Features" on p. 16).

BY PHONE                        - Non-retirement accounts             - For automated service 24 hours a day using your touch-tone
                                - Sales of up to $50,000 (for           phone, call us at the number to the left.
800 992-8151                      accounts with telephone account     - To place your request with an Investor Services Associate,
                                  privileges)                           call between 9 a.m. and 7 p.m. Eastern Time,
                                                                        Monday - Friday.
                                                                      - A check will be mailed to the name(s) and address in which the account is registered. If you would like the check
                                                                        mailed to a different address, you must write a letter of
                                                                        instruction and have it medallion signature guaranteed.
                                                                      - Proceeds may also be sent by wire or ACH (see 'Other
                                                                        Features' on p. 16).
                                                                      - The Fund reserves the right to refuse any telephone sales request and may modify the procedures at any time. The
                                                                        Fund makes reasonable attempts to verify that telephone
                                                                        instructions are genuine, but you are responsible for any
                                                                        loss that you may incur from telephone requests.

BY INTERNET                     - Non-retirement accounts             - Complete the "Purchase, Exchange and Redemption
                                                                        Authorization" section of your account application.
WWW.ABNAMROFUNDS.COM                                                  - Obtain a Personal Identification Number (PIN) from ABN
                                                                        AMRO Funds (800 992-8151) for use on ABN AMRO Funds' Web
                                                                        site if you have not already done so.
                                                                      - When you are ready to redeem a portion of your account,
                                                                        access your account through ABN AMRO Funds' Web site and
                                                                        enter your redemption instructions in the highly secure
                                                                        area for shareholders only called "Account Access." A
                                                                        check for the proceeds will be mailed to you at the
                                                                        address of record.
                                                                      - Proceeds may also be sent by wire or ACH (see "Other
                                                                        Features" on p. 16).

SELLING SHARES IN WRITING
In certain circumstances, you must make your request to sell shares in writing. You may need to include a Medallion Signature Guarantee (which protects you against fraudulent orders) and additional items with your request, as shown in the table below.

WE REQUIRE MEDALLION SIGNATURE GUARANTEES IF:
-  your address of record has changed within the past 30 days
-  you are selling more than $50,000 worth of shares
- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or other than wire or ACH sent to the bank account of the registered owner(s)
----------------------------------------------------------------
WHAT IS A MEDALLION SIGNATURE GUARANTEE?
A Medallion Signature Guarantee verifies the authenticity of your signature and may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion Program recognized by the Securities Transfer Association.
Medallion Signature Guarantees help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a Medallion Signature Guarantee on written redemption requests for more than $50,000. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

A NOTARY PUBLIC STAMP OR SEAL CANNOT BE SUBSTITUTED FOR A MEDALLION SIGNATURE GUARANTEE.
----------------------------------------------------------------

SELLER                            REQUIREMENTS FOR WRITTEN REQUESTS
Owners of individual, joint,      - Letter of instruction
sole proprietorship,              - On the letter, the signatures and titles of all persons
UGMA/UTMA, or general partner       authorized to sign for the account, exactly as the account
accounts                            is registered, must be in original form, as photocopies
                                    are not accepted
                                  - MEDALLION SIGNATURE GUARANTEE, if applicable (see above
                                    for more details)

Owners of corporate or            - Letter of instruction
association accounts              - Corporate resolution certified within the past 12 months
                                  - On the letter, the signatures and titles of all persons
                                    authorized to sign for the account, exactly as the account is registered, must be in original form, as photocopies
                                    are not accepted
                                  - MEDALLION SIGNATURE GUARANTEE, if applicable (see above
                                    for more details)

Owners or trustees of trust       - Letter of instruction
accounts                          - On the letter, the signature of the trustee(s) must be in original form, as photocopies are not accepted
                                  - If the names of all trustees are not registered on the
                                    account, a copy of the trust document certified within the past 12 months
                                  - MEDALLION SIGNATURE GUARANTEE, if applicable (see above
                                    for more details)

Joint tenancy shareholders        - Certified letter of instruction signed by the surviving
whose co-tenants are deceased       tenant must be in original form, as photocopies are not
                                    accepted
                                  - Copy of death certificate
                                  - MEDALLION SIGNATURE GUARANTEE, if applicable (see above
                                    for more details)

Executors of shareholder          - Certified letter of instruction signed by executor must be
estates                             in original form, as photocopies are not accepted
                                  - Copy of order appointing executor
                                  - MEDALLION SIGNATURE GUARANTEE, if applicable (see above
                                    for more details)

Administrators, conservators,     - Call 800 992-8151 for instructions
guardians and other sellers or
account types not listed above

IRA accounts                      - IRA distribution request form completed and signed. Call
                                    800 992-8151 for a form.

In addition to the situations described above, ABN AMRO Funds may require Medallion Signature Guarantees in other circumstances based on the amount of a redemption request or other factors.

OTHER FEATURES
The following other features are also available to buy and sell shares of the Fund.

WIRE. To purchase and sell shares via the Federal Reserve Wire System:
- You must authorize ABN AMRO Funds to honor wire instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.
- To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
- Please remember that if you request redemptions by wire, $20 will be deducted from the amount redeemed. Your bank also may charge a fee.

AUTOMATED CLEARING HOUSE (ACH). To transfer money between your bank account and your ABN AMRO Funds account(s):
- You must authorize ABN AMRO Funds to honor ACH instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.
- Most transfers are completed within three business days of your call. ACH purchases will receive the NAV calculated on the day the money is received.
- There is no fee to your account for this transaction and generally, no fee from your bank.

REDEMPTIONS IN KIND
The Fund has elected, under Rule 18f-1 of the Investment Company Act of 1940, as amended, to pay sales proceeds in cash up to $250,000 or 1% of the Fund's total value during any 90-day period for any one shareholder, whichever is less.

Larger redemptions may be detrimental to existing shareholders. While we intend to pay all sales proceeds in cash, we reserve the right to make higher payments to you in the form of certain marketable securities of the Fund. This is called a "redemption in kind." You may pay certain sales charges related to a redemption in kind, such as brokerage commissions, when you sell the securities.

INVOLUNTARY CONVERSIONS
Class I shares are intended for accounts with balances over the minimum initial investment. The Fund reserves the right to transfer your account to a different class if your balance (or aggregation of balances) consistently falls below the minimum initial investment.

TRANSACTION POLICIES

CALCULATING SHARE PRICE
When you buy, exchange or sell shares, the net asset value (NAV) next determined is used to price your purchase or sale. The NAV for each share class of the Fund is determined each business day at the close of regular trading on the New York Stock Exchange, Inc. (NYSE) (typically 4 p.m. Eastern Time (ET)) by dividing a class's net assets by the number of its shares outstanding. Currently, the Fund observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Generally, market quotes are used to price securities. If market quotations are not available or are deemed unreliable, securities are valued at fair value as determined by the Adviser in accordance with guidelines adopted by the Board of Trustees.

Quotations of foreign securities denominated in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Adviser in accordance with guidelines adopted by the Board of Trustees.

EXECUTION OF REQUESTS
The Fund is open on each business day that the NYSE is open for trading. The NYSE is not open on weekends or national holidays. Buy, exchange and sell requests are executed at the NAV next calculated after ABN AMRO Funds or an authorized broker or designee receives your mail, telephone or Internet request in "good order." Purchase orders and redemption requests must be received by the close of regular trading on the NYSE (typically 4:00 p.m. ET). Sales proceeds are normally sent on the next business day, but are always sent within seven days of receipt of a request in "good order." Brokers and their authorized designees are responsible for forwarding purchase orders and redemption requests to the Fund.

Shares of ABN AMRO Funds can also be purchased through broker-dealers, banks and trust departments that may charge you a transaction or other fee for their services. These fees are not charged if you purchase shares directly from ABN AMRO Funds.

The Fund may be required to "freeze" your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

ABN AMRO Funds reserves the right to:
- refuse any purchase or exchange of shares if it could adversely affect a Fund or its operations;
-  suspend the offering of Fund shares;
- change the initial and additional investment minimums or to waive these minimums for any investor;
- delay sending you your sales proceeds for up to 15 days if you purchased shares by check. A minimum $20 charge will be assessed if any check used to purchase shares is returned;
-  change, withdraw or waive various services, fees and account policies.

CUSTOMER IDENTIFICATION PROGRAM
Federal law requires ABN AMRO Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number of other identifying information for each investor who opens or reopens an account with ABN AMRO Funds. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, ABN AMRO Funds reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in ABN AMRO Funds or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. ABN AMRO Funds and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identify cannot be verified.

SHORT-TERM AND EXCESSIVE TRADING
The Fund is designed for long-term investors. The Fund is not designed for short-term trading or frequent trading. As a result the Fund has adopted redemption fees as discussed below. The Fund may be unable to effectively invest the proceeds from certain purchase or exchange requests under certain market conditions. The Fund reserves the right to:
- Reject any purchase, including exchange purchases, that could adversely affect the Funds or their operations;
- Limit, impose charges upon, terminate or otherwise modify the exchange privilege of any shareholder deemed to be engaged in activities that are detrimental to the Funds;
- Reject any purchase, including exchange purchases, from investors if there appears to be evidence of short-term trading or excessive trading.

In making the determination to exercise these rights, the Fund considers an investor's trading history in the Funds and accounts under common ownership or control. While the Fund employs reasonable measures to prevent short-term and excessive trading, the Fund cannot directly control activity through all channels and is dependent on intermediaries to enforce the Fund's policy.

REDEMPTION FEES
ABN AMRO FUNDS (EXCEPT THE MONEY MARKET FUNDS) can experience substantial price fluctuations and are intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Funds' investment programs and create significant additional transaction costs that are borne by all shareholders. For these reasons, ABN AMRO Funds (except the Money Market Funds) assess a fee on redemptions. The Fund assesses a 2% fee on redemptions (including exchanges) of Fund shares sold or exchanged within 7 calendar days of purchase.

Redemption fees are paid to the Fund to help offset transaction costs and to protect the Fund's long-term shareholders. The Fund will use the "first-in, first-out" (FIFO) method to determine the holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than the required holding period, the fee will be charged. The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains).

Due to limitations with systems capabilities, omnibus or similar accounts of certain broker-dealers, banks and other intermediaries will not incur redemption fees at the omnibus account level. These accounts, including, but not limited to, certain pension plans, 401(k) plans and variable products, have multiple underlying shareholders who may be charged the redemption fee by the broker-dealer, bank or other intermediary.

ACCOUNT POLICIES AND DIVIDENDS

ACCOUNT STATEMENTS
In general, you will receive quarterly account statements. Account Statements are also available online. In addition, you will also receive account statements:
- after every transaction that affects your account balance (except for dividend reinvestments, automatic investment plans or systematic withdrawal plans)
-  after any change of name or address of the registered owner(s)

MAILINGS TO SHAREHOLDERS
To help reduce Fund expenses and environmental waste, ABN AMRO Funds combines mailings for multiple accounts going to a single household by delivering Fund financial reports (annual and semi-annual reports, prospectuses, etc.) in a single envelope. If you do not want us to continue consolidating your Fund mailings and would prefer to receive separate mailings with multiple copies of Fund reports, please call one of our Investor Services Associates at 800 992-8151.

DIVIDENDS
Dividends, if any, will be declared and paid quarterly. Capital gains, if any, will be distributed at least once a year, in December.

DIVIDEND REINVESTMENTS
Many investors have their dividends reinvested in additional shares of the same fund. If you choose this option, or if you do not indicate a choice, your dividends will be automatically reinvested on the dividend payable date. You can also choose to have a check for your dividends mailed to you by choosing this option on your account application.

ADDITIONAL INVESTOR SERVICES

ABN AMRO FUNDS WEB SITE
ABN AMRO Funds maintains a Web site located at http://www.abnamrofunds.com. You can purchase, exchange and redeem shares and access information such as your account balance and the Fund's NAV through our Web site. In order to engage in shareholder transactions on our Web site, you must obtain a Personal Identification Number (PIN) by calling us at 800 992-8151. One of our Investor Services Associates will ask a series of questions to verify your identity and assign a temporary PIN that will allow you to log onto "Account Access" on our site. You will be prompted to change the temporary PIN to a new PIN, which will be known only to you, and then you may access your account information. You may also need to have bank account information, wire instructions, ACH instructions or other options established on your account.

ABN AMRO Funds has procedures in place to try to prevent unauthorized access to your account information. The Fund and its agents will not be responsible for any losses resulting from unauthorized transactions on our Web site.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Fund attempts to obtain the best possible price and most favorable execution of transactions in its portfolio securities. Under policies established by the Board of Trustees, there may be times when the Fund may pay one broker-dealer a commission that is greater than the amount that another broker-dealer may charge for the same transaction. The Adviser generally determines in good faith if the commission paid was reasonable in relation to the services provided by the broker-dealer. In selecting and monitoring broker-dealers and negotiating commissions, the Fund considers a broker-dealer's reliability, the availability of research, the quality of its execution services and its financial condition.

In addition to distribution and service fees paid by the Fund, the Adviser or its affiliates may compensate brokers or other service providers for various services out of their own assets and not as an additional charge to the Fund.

Dividends, Distributions and Taxes

Certain tax considerations may apply to your investment in the Fund. If you have any tax-related questions relating to your own investments, please consult your tax adviser. Further information regarding the tax consequences of investing in the Fund is included in the Statement of Additional Information.

TAXES
Distributions you receive from the Fund may be taxable whether or not you reinvest them.

- The Fund pays dividends and distributes capital gains at different intervals. A dividend is a payment of net investment income to investors who hold shares in a mutual fund. A distribution is the payment of income and/or capital gain from a mutual fund's earnings. All dividends and distributions are automatically reinvested at NAV unless you choose to receive them in a cash payment. You can change your payment options at any time by writing to us.

- The tax treatment of dividends and distributions is the same whether you reinvest the distributions or elect to receive them in cash. You will receive a statement with the tax status of your dividends and distributions for the prior year by January 31.

- Distributions of any net investment income, other than "qualified dividend income," are taxable to you as ordinary income. Gains and losses from the sale of foreign currency can increase or decrease ordinary income dividends.

- Distributions of "qualified dividend income" will generally be taxed at rates applicable to long-term capital gains.

- Distributions of net capital gain (net long-term capital gain less any net short-term capital loss) are taxable as long-term capital gain regardless of how long you may have held shares of the Fund. In contrast, distributions of net short-term capital gain (net short-term capital gain less any long-term capital loss) are taxable as ordinary income regardless of how long you have held shares of the Fund.

- When you sell or exchange shares in a non-retirement account, it is considered a current year taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. The gain or loss may be treated as a long-term or short-term capital gain or loss depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions.

- If you do not provide the ABN AMRO Funds with the complete and correct taxpayer identification information and required certification, you may be subject to backup withholding tax.

- If you purchase shares of the Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend."

If the Fund qualifies and elects to pass through foreign taxes paid on its investments during the year, such taxes will be reported to you as income. You may be able to claim an offsetting credit or deduction.

Financial Highlights

The Fund's Class I shares are new and do not have an operating history. Information for the Fund's Class I shares will be included in the Fund's next annual or semi-annual report.

General Information

If you wish to know more about ABN AMRO Funds, you will find additional information in the following documents:

SHAREHOLDER REPORTS

You will receive semi-annual reports dated April 30 and Annual Reports, audited by an independent registered public accounting firm, dated October 31. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, which is incorporated into this prospectus by reference and dated December 27, 2004, as amended from time to time, is available to you without charge and can be mailed to you upon request. It contains more detailed information about the Fund.

HOW TO OBTAIN REPORTS

CONTACTING ABN AMRO FUNDS
You can get free copies of the reports and SAI, request other information and get answers to your questions about the Fund by contacting:

Address:    ABN AMRO Funds
            P.O. Box 9765
            Providence, RI 02940
Phone:      Shareholder Services & Fund
            Literature                      800 992-8151
            Investment Advisor Services     800 597-9704
Web sites:  www.abnamrofunds.com

OBTAINING INFORMATION FROM THE SEC
You can visit the EDGAR database on the SEC's Web site at http://www.sec.gov to view the SAI and other information. You can also view and copy information about the Fund at the SEC's Public Reference Room in Washington D.C. To find out more about the Public Reference Room, you can call the SEC at 202 942-8090. Also, you can obtain copies of this information by sending your request and duplication fee to the SEC's Public Reference Room, Washington D.C. 20549-0102 or by emailing the SEC at publicinfo@sec.gov.

Investment Company Act File Number: 811-8004                         ABN TAMI-04

                                 ABN AMRO FUNDS

                  ABN AMRO/TAMRO Small Cap Fund Class I Shares

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 27, 2004

      This Statement of Additional Information dated December 27, 2004 ("SAI") provides supplementary information pertaining to shares representing interests in the Class I Shares of ABN AMRO/TAMRO Small Cap Fund (the "Fund"), one of twenty-four currently available investment portfolios of ABN AMRO Funds, formerly known as Alleghany Funds (the "Trust").

      This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Fund's current prospectus dated December 27, 2004, as amended or supplemented from time to time. No investment in the Fund should be made without first reading the prospectus.

      This Statement of Additional Information is incorporated by reference to the prospectus.

      You may obtain a prospectus at no charge by contacting the Trust at ABN AMRO FUNDS, P.O. BOX 9765, PROVIDENCE, RI 02940 OR 800-992-8151.

                                TABLE OF CONTENTS


THE FUND.........................................................................................................1

INVESTMENT OBJECTIVE, STRATEGIES AND RISK CONSIDERATIONS.........................................................1

INVESTMENT RESTRICTIONS.........................................................................................21

NON-FUNDAMENTAL INVESTMENT POLICIES.............................................................................22

TRUSTEES AND OFFICERS OF THE TRUST..............................................................................23

PROXY VOTING POLICIES AND PROCEDURES............................................................................29

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................................................30

INVESTMENT ADVISORY AND OTHER SERVICES..........................................................................30

                  The Investment Adviser........................................................................30

                  The Administrator.............................................................................31

                  The Sub-Administrator.........................................................................32

                  Sub-Administration Fees.......................................................................33

                  The Distributor...............................................................................33

                  Redemption Fees...............................................................................33

                  Custodian.....................................................................................34

                  Transfer Agent and Dividend Paying Agent......................................................34

                  Counsel and Independent Registered Public Accounting Firm.....................................34

BROKERAGE ALLOCATION AND OTHER PRACTICES........................................................................34

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS................................................................34

DESCRIPTION OF SHARES...........................................................................................36

NET ASSET VALUE.................................................................................................39

DIVIDENDS.......................................................................................................39

TAXES...........................................................................................................40

PERFORMANCE INFORMATION.........................................................................................43

Other Information...............................................................................................43

APPENDIX A....................................................................................................  A-1

APPENDIX B......................................................................................................B-1
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      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS SAI OR IN THE PROSPECTUS IN CONNECTION
WITH THE OFFERING MADE BY THE PROSPECTUS. IF GIVEN OR MADE, SUCH INFORMATION OR
REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST
OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST
OR THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY
BE MADE.

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                                    THE FUND

      ABN AMRO Funds, (the "Trust"), 161 North Clark Street, Chicago, Illinois
60601-3294, is an open-end management investment company. ABN AMRO/TAMRO Small
Cap Fund (the "Fund") is a series of the Trust, which was formed as a Delaware statutory trust on September 10, 1993. The Fund is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). Prior to
September 24, 2001, the Trust was known as the "Alleghany Funds."

            INVESTMENT OBJECTIVES, STRATEGIES AND RISK CONSIDERATIONS

      The following supplements the information contained in the prospectus concerning the investment objective, strategies and risks of investing in the Fund. Except as otherwise stated below or in the prospectus, the Fund may invest in the portfolio investments included in this section. The investment practices described below, except as further set forth in "Investment Restrictions" for the discussion of portfolio borrowing transactions, are not fundamental and may be changed by the Board of Trustees without the approval of the shareholders.

AMERICAN DEPOSITARY RECEIPTS ("ADRs"), CONTINENTAL DEPOSITARY RECEIPTS ("CDRs"),
EUROPEAN DEPOSITARY RECEIPTS ("EDRs") AND GLOBAL DEPOSITARY RECEIPTS ("GDRs")

      ADRs are securities, typically issued by a U.S. financial institution (a
"depositary"), that evidence ownership interest in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. EDRs, which are sometimes referred to as CDRs, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interest in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities market. EDRs are designed for trading in European Securities Markets and GDRs are designed for trading in non-U.S. securities markets. Generally, depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

BELOW INVESTMENT-GRADE (HIGH YIELD) DEBT SECURITIES

      Fixed income securities rated Ba or lower by Moody's or BB or lower by S&P, frequently referred to as "junk bonds," are considered to be of poor standing and predominantly speculative. They generally offer higher yields than higher rated bonds. Such securities are subject to a substantial degree of credit risk. Such medium- and low-grade bonds held by the Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Additionally, high-yield bonds are often issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will ordinarily have a more dramatic effect on the

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values of these investments than on the values of higher-rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect the Fund's net asset value per share.

      In the past, the high yields from low-grade bonds have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Fund from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on high-yield bonds in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing.

      The value of lower-rated debt securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low- and medium-rated bonds may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by the Fund, especially in a thinly traded market. Illiquid or restricted securities held by the Fund may involve valuation difficulties.
Trading in the secondary market for high-yield bonds may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for high-yield bonds may be less liquid than the market for investment-grade corporate bonds. There are fewer securities dealers in the high-yield market, and purchasers of high-yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, high-yield bond prices may become more volatile.

      YOUTH AND GROWTH OF LOWER-RATED SECURITIES MARKET - An economic downturn or increase in interest rates is likely to have an adverse effect on the lower-rated securities market generally (resulting in more defaults) and on the value of lower-rated securities contained in the portfolio of the Fund which hold these securities.

      SENSITIVITY TO ECONOMIC AND INTEREST RATE CHANGES - The economy and interest rates can affect lower-rated securities differently from other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals or to obtain additional financing. If the issuer of a lower-rated security defaulted, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated securities and the Fund's net asset values.

      LIQUIDITY AND VALUATION - To the extent that an established secondary market does not exist and a particular obligation is thinly traded, the obligation's fair value may be difficult to determine because of the absence of reliable, objective data. As a result, the Fund's valuation of the obligation and the price it could obtain upon its disposition could differ.

      CREDIT RATINGS - The credit ratings of Moody's and S&P are evaluations of the safety of principal and interest payments of lower-rated securities. There is a risk that credit rating agencies may fail to timely change the credit ratings to reflect subsequent events. Therefore, in addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issuers in selecting investments for the Fund. The Investment
Adviser's analysis of issuers may include,

                                       2

among other things, historic and current financial condition, current and anticipated cash flow and borrowing strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations.

      YIELDS AND RATINGS - The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

      While any investment carries some risk, certain risks associated with lower-rated securities are different from those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of the Fund's net asset value per share.

BORROWING

      The Fund may not borrow money or issue senior securities, except as described in this paragraph or as described in "Investment Restrictions." Any policy under "Investment Restrictions" which contradicts policies described in this paragraph governs the Fund's policy on borrowing. The Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets. The Fund may not mortgage, pledge or hypothecate any assets, except that the Fund may do so in connection with borrowings for temporary purposes in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund. The Fund may also borrow money for extraordinary purposes or to facilitate redemptions in amounts up to 25% of the value of total assets. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) exceed 5% of its total assets. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs")

      CMOs are debt instruments issued by special-purpose entities which are secured by pools or mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on underlying collateral provides the Fund to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government or by private organizations.

      In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate or adjustable rate tranche and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO on a monthly, quarterly or semi-annual basis. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full.

      One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index such as the London Interbank Offered Rate ("LIBOR"). These adjustable-rate tranches, known as "floating-rate CMOs," will be considered as adjustable-rate mortgage securities ("ARMs") by the Fund. Floating-rate CMOs may be backed by fixed-rate or adjustable-rate mortgages; to date, fixed-rate mortgages have been more commonly utilized for this purpose. Floating-rate CMOs are typically issued with lifetime "caps" on the coupon rate thereon. These caps, similar to the caps on adjustable-rate mortgages, represent a ceiling beyond which the coupon rate on a floating-rate CMO may not be increased regardless of increases in the interest rate index to which the floating-rate CMO is geared.

      Yields on privately issued CMOs as described above have been historically higher than the yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. The Fund will not invest in subordinated privately issued CMOs.

      RESETS - The interest rates paid on the CMOs in which the Fund may invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include: the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the six-month Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-, three- or six-month or one-year LIBOR, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

      CAPS AND FLOORS - The underlying mortgages which collateralize the CMOs in which the Fund may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

CONVERTIBLE SECURITIES

      Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the

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holder's claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

DERIVATIVE INVESTMENTS

      The term "derivatives" has been used to identify a range and variety of financial instruments. In general, a derivative is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, a specific security or an index of securities. As is the case with other types of investments, the Fund's derivative instruments may entail various types and degrees of risk, depending upon the characteristics of a derivative instrument and the Fund's overall portfolio.

      The Fund may engage in the use of derivatives for hedging purposes, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in the Fund's prospectus. The Fund will not engage in derivative investments purely for speculative purposes. The Fund will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Investment Adviser to be consistent with the Fund's overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to the Fund's other portfolio investments.

      Investment limitations with respect to the Fund's derivative instruments will be consistent with the Fund's existing percentage limitations with respect to its overall investment policies and restrictions. While not a fundamental policy, the total of all instruments deemed derivative in nature by the Investment Adviser will not exceed 20% of total assets for the Fund; however, as this policy is not fundamental, it may be changed from time to time when deemed appropriate by the Board of Trustees. The types of derivative securities in which the Fund is permitted to invest include, but are not limited to, forward commitments, futures contracts, options, and swap agreements. Their respective policies and risks are described in this section. Whenever the Fund is required to establish a segregated account, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

EQUITY SECURITIES

      Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value may increase with the value of the issuer's business. The following describes various types of equity securities in which the Fund invests.

      Common Stocks

      Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings may influence the value of its common stock.

      Preferred Stocks

      Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may treat such redeemable preferred stock as a fixed income security.

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      Warrants

      Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security.

      Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FOREIGN SECURITIES

      Foreign securities are described below. For country allocations, a company is considered to be located in the country in which it is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues or in which a significant portion of its goods or services are produced. Foreign securities may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks may include costs in connection with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, greater securities market volatility, less liquidity of securities, less government supervision and regulations of securities markets, future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those with respect to domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Government regulation in many of the countries of interest to the Fund may limit the extent of the Fund's investment in companies in those countries. Further, it may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., increasing the risk of delayed settlements of portfolio securities. Certain markets may require payment for securities before delivery. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Some countries restrict the extent to which foreigners may invest in their securities markets.

      Investments in securities of foreign issuers are frequently denominated in foreign currencies (including the Euro and other multinational currency units) and the value of the Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund may enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position. Currently, only a limited market, if any, exists for hedging transactions relating to currencies in emerging markets, including Latin American and Asian markets. This may limit the Fund's ability to effectively hedge its investments in such markets if it chose to do so.

      Securities of issuers located in countries with developing securities markets pose greater liquidity risks and other risks than securities of issuers located in developed countries and traded in more

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established markets. Low liquidity in markets may adversely affect the Fund's ability to buy and sell securities and cause increased volatility. Developing countries may at various times have less stable political environments than more developed nations. Changes of control may adversely affect the pricing of securities from time to time. Some developing countries may afford only limited opportunities for investing. In certain developing countries, the Fund may be able to invest solely or primarily through ADRs or similar securities and government approved investment vehicles, including closed-end investment companies.

      The settlement systems in certain emerging markets, including Asian and Eastern European countries such as Russia, are less developed than in more established markets. As a result, there may be a risk that settlement may be delayed and that cash or securities of the Fund may be in jeopardy because of failures or of defects in the systems used. In particular, market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by the executing broker or bank might result in a loss to the Fund investing in emerging market securities.

      Certain risks associated with international investments and investing in smaller, developing markets are heightened for investments in Latin American countries. For example, some of the currencies of Latin American countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made in certain of these currencies periodically. Furthermore, Latin American currencies may not be internationally traded. Also, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries. In addition, although there is a trend toward less government involvement in commerce, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government still owns or controls many companies, including some of the largest companies in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect private sector companies and the Fund, as well as the value of securities in the Fund's portfolio.

      In making investment decisions for the Fund, the Investment Adviser evaluates the risks associated with investing Fund assets in a particular country, including risks stemming from a country's financial infrastructure and settlement practices; the likelihood of expropriation, nationalization or confiscation of invested assets; prevailing or developing custodial practices in the country; the country's laws and regulations regarding the safekeeping, maintenance and recovery of invested assets; the likelihood of government-imposed exchange control restrictions which could impair the liquidity of Fund assets maintained with custodians in that country, as well as risks from political acts of foreign governments ("country risks"). Of course, the Investment Adviser's decisions regarding these risks may not be correct or prove to be unwise and, generally, any losses resulting from investing in foreign countries will be borne by Fund shareholders.

      Holding Fund assets in foreign countries presents additional risks including, but not limited to, the risks that a particular foreign custodian or depositary will not exercise proper care with respect to Fund assets or will not have the financial strength or adequate practices and procedures to properly safeguard Fund assets. The Fund may be precluded from investing in certain foreign countries until such time as adequate custodial arrangements can be established.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS

      The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Fund would generally purchase securities on a when-issued, delayed-delivery or forward commitment basis with the intention of acquiring the securities, the Fund may dispose of such securities prior to settlement if its Investment Adviser deems it appropriate to do so.

      The Fund may dispose of or negotiate a when-issued or forward commitment after entering into these transactions. Such transactions are generally considered to be derivative transactions. The Fund will normally realize a capital gain or loss in connection with these transactions. For purposes of determining the Fund's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

      When the Fund purchases securities on a when-issued, delayed delivery or forward commitment basis, the Fund will segregate cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the Fund will segregate the portfolio securities while the commitment is outstanding. Whenever the Fund is required to establish a segregated account, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

      These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed delivery transactions.

FUTURES CONTRACTS

      Futures contracts are generally considered to be derivative securities. The Fund may engage in the use of futures contracts and options on futures contracts for hedging purposes or to maintain liquidity. In addition to bona fide hedging, a Commodity Futures Trading Commission ("CFTC") regulation permits the Fund to engage in other futures transactions if immediately thereafter either (i) the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return does not exceed 5% of the market value of the Fund's net assets or (ii) the aggregate notional value of the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return does not exceed the market value of the Fund's net assets. "Notional value" for each futures position is the size of the contract (in contract units) multiplied by the current market price per unit. "Notional value" for each option position is the size of the contract (in contract units) multiplied by the price per unit required to be paid upon exercise.

      At maturity, a futures contract obligates the Fund to take or make delivery of certain securities or the cash value of a securities index. The Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase a futures contract in anticipation of purchases of securities. In addition, the Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

      Any gain derived by the Fund from the use of such instruments will be treated as a combination of short-term and long-term capital gain and, if not offset by realized capital losses incurred by the Fund, will be distributed to shareholders and will be taxable to shareholders as a combination of ordinary income and long-term capital gain.

      The Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When the Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, the Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that the Fund intends to purchase. Similarly, if the market is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts. In connection with the Fund's position in a futures contract or option thereon, the Fund will segregate cash or liquid securities or will otherwise cover its position in accordance with applicable requirements of the SEC. Whenever the Fund is required to establish a segregated account, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

      The Fund may enter into a contract for the purchase or sale for future delivery of securities, including index contracts. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

      The Fund may enter into such futures contracts to protect against the adverse effects of fluctuations in security prices or interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

      A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis and the Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

      With respect to options on futures contracts, when the Fund is temporarily not fully invested, it may purchase a call option on a futures contract to hedge against a market advance. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance.

      The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the value of the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency, which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase.

      Call and put options on stock index futures are similar to options on securities except that, rather than the right to purchase or sell stock at a specified price, options on a stock index future give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

      If a put or call option which the Fund has written is exercised, the Fund may incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities and for Federal tax purposes will be considered a "short sale." For example, the Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

      To the extent that market prices move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value, which it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may be required to sell securities at a time when it may be disadvantageous to do so.

      Options on securities, futures contracts, options on futures contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in or the prices of foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decision, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United

States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

      Further, with respect to options on futures contracts, the Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

ILLIQUID SECURITIES

      The Fund may invest up to 15% of its net assets in securities which are illiquid. Illiquid securities will generally include but are not limited to: insurance funding agreements, repurchase agreements and time deposits with notice/termination dates in excess of seven days; unlisted over-the-counter options swap agreements; interest rate caps, floors and collars; and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

INVESTMENT COMPANY SHARES

      Investments by the Fund in other investment companies, including exchange-traded funds ("ETFs"), will be subject to the limitations of the 1940 Act except as permitted by SEC orders. By investing in securities of an investment company, Fund shareholders will indirectly bear the fees of that investment company in addition to the Fund's own fees and expenses. The Fund may rely on SEC orders that permit it to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. The Fund is permitted to invest in shares of ABN AMRO Money Market Funds for cash management purposes, provided that the Investment Adviser and any of its affiliates waive management fees and other expenses with respect to Fund assets invested therein.

      It is the position of the staff of the SEC that certain nongovernmental issuers of CMOs and REMICs constitute investment companies under the 1940 Act, and therefore either (a) investments in such instruments are subject to the limitations under the 1940 Act above or (b) the issuers of such instruments have been granted orders from the SEC exempting such instruments from the definition of investment company.

MONEY MARKET INSTRUMENTS

      Money market instruments include but are not limited to the following: short-term corporate obligations, Certificates of Deposit ("CDs"), Eurodollar Certificates of Deposit ("Euro CDs"), Yankee Certificates of Deposit ("Yankee CDs"), foreign bankers' acceptances, foreign commercial paper, letter of credit-backed commercial paper, time deposits, loan participations ("LPs"), variable- and floating-rate instruments and master demand notes. Bank obligations may include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits earning a specified return, issued for a definite period of time by a U.S. bank that is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank that is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

      Domestic and foreign banks are subject to extensive but different government regulations, which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

      Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject the Fund to additional investment risks, including future political and economic developments, possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks. Investments in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks will be made only when the Investment Adviser believes that the credit risk with respect to the investment is minimal.

      Euro CDs, Yankee CDs and foreign bankers' acceptances involve risks that are different from investments in securities of U.S. banks. The major risk, which is sometimes referred to as "sovereign risk," pertains to possible future unfavorable political and economic developments, possible withholding taxes, seizures of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. Investment in foreign commercial paper also involves risks that are different from investments in securities of commercial paper issued by U.S. companies. Non-U.S. securities markets generally are not as developed or efficient as those in the United States. Such securities may be less liquid and more volatile than securities of comparable U.S. corporations. Non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, there may be less public information available about foreign banks, their branches and other issuers.

      Time deposits usually trade at a premium over Treasuries of the same maturity. Investors regard such deposits as carrying some credit risk, which Treasuries do not; also, investors regard time deposits as being sufficiently less liquid than Treasuries; hence, investors demand some extra yield for buying time deposits rather than Treasuries. The investor in a loan participation has a dual credit risk to both the borrower and also the selling bank. The second risk arises because it is the selling bank that collects interest and principal and sends it to the investor.

      Commercial paper may include variable- and floating-rate instruments, which are unsecured instruments that permit the interest on indebtedness thereunder to vary. Variable-rate instruments provide for periodic adjustments in the interest rate. Floating-rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable- and floating-rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable- and floating-rate obligations with the demand feature, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable- or floating-rate obligation defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Substantial holdings of variable- and floating-rate instruments could reduce portfolio liquidity.

      BANKERS' ACCEPTANCES - Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

      COMMERCIAL PAPER - Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

      EURODOLLAR CERTIFICATES OF DEPOSIT - A Euro CD is a receipt from a bank for funds deposited at that bank for a specific period of time at some specific rate of return and denominated in U.S. dollars. It is the liability of a U.S. bank branch or foreign bank located outside the U.S. Almost all Euro CDs are issued in London.

      FOREIGN BANKERS' ACCEPTANCES - Foreign bankers' acceptances are short-term (270 days or less), non-interest-bearing notes sold at a discount and redeemed by the accepting foreign bank at maturity for full face value and denominated in U.S. dollars. Foreign bankers' acceptances are the obligations of the foreign bank involved to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity.

      FOREIGN COMMERCIAL PAPER - Foreign commercial paper consists of short-term unsecured promissory notes denominated in U.S. dollars, issued directly by a foreign firm in the U.S. or issued by a "domestic shell" subsidiary of a foreign firm established to raise dollars for the firm's operations abroad or for its U.S. subsidiary. Like commercial paper issued by U.S. companies, foreign commercial paper is rated by the rating agencies (Moody's Investor Service ("Moody's") or Standard & Poor's ("S&P")) as to the issuer's creditworthiness. Foreign commercial paper can potentially provide the investor with a greater yield than domestic commercial paper.

      LOAN PARTICIPATIONS - Loan participations ("LPs") are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through an LP than with commercial paper and can also increase the company's name recognition in the capital markets. LPs often generate greater yield than commercial paper.

      The borrower of the underlying loan will be deemed to be the issuer except to the extent the Fund derives its rights from the intermediary bank that sold the LPs. Because LPs are undivided interests in a loan made by the issuing bank, the Fund may not have the right to proceed against the LP borrower without the consent of other holders of the LPs. In addition, LPs will be treated as illiquid if, in the judgment of the Investment Adviser, they cannot be sold within seven days.

      VARIABLE- AND FLOATING-RATE INSTRUMENTS AND RELATED RISKS - With respect to the variable- and floating-rate instruments that may be acquired by the Fund, the Investment Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status with respect to the ability of the issuer to meet its obligation to make payment on demand. Where necessary to ensure that a variable- or floating-rate instrument meets the Fund's quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

      Because variable- and floating-rate instruments are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments will generally be traded. There is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

      The same credit research must be done for master demand notes as in accepted names for potential commercial paper issuers to reduce the chances of a borrower getting into serious financial difficulties.

      STRIPS - Separately traded interest and principal securities ("STRIPS") are component parts of U.S. Treasury Securities traded through the Federal Book-Entry System. The Investment Adviser will purchase only STRIPS that it determines are liquid or, if illiquid, that do not violate the Fund's investment policy concerning investments in illiquid securities. While there is no limitation on the percentage of the Fund's assets that may be comprised of STRIPS, the Investment Adviser will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights.

      YANKEE CERTIFICATES OF DEPOSIT - Yankee CDs are certificates of deposit that are issued domestically by foreign banks. It is a means by which foreign banks may gain access to U.S. markets through their branches that are located in the United States, typically in New York. These CDs are treated as domestic securities.

OPTIONS

      A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed price up to an agreed date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy or may take advantage of a rise in a particular index. The Fund will only purchase call options to the extent premiums paid on all outstanding call options do not exceed 20% of the Fund's total assets. The Fund will only sell or write call options on a covered basis (e.g., on securities it holds in its portfolio). A put option enables the purchaser of the option, in return for the premium paid, to sell the security underlying the option to the writer at the exercise price during the option period. The writer of the option has the obligation to purchase the security from the purchaser of the option. The advantage is that the purchaser can be protected should the market value of the security decline or should a particular index decline. Except as otherwise provided in the Fund's prospectus or in this Statement of Additional Information, the Fund will only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of the Fund's total assets. The Fund will only purchase put options on a covered basis and write put options on a secured basis. Cash or other collateral will be segregated by the Fund for such options. Whenever the Fund is required to establish a segregated account, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account. The Fund will receive premium income from writing put options, although it may be required, when the put is exercised, to purchase securities at higher prices than the current market price. At the time of purchase, the Fund will receive premium income from writing call options, which may offset the cost of purchasing put options and may also contribute to the Fund's total return. The Fund may lose potential market appreciation if the judgment of its Investment Adviser is incorrect with respect to interest rates, security prices or the movement of indices.

      An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive cash from the seller equal to the difference between the closing price of the index and the exercise price of the option.

      Closing transactions essentially let the Fund offset put options or call options prior to exercise or expiration. If the Fund cannot effect a closing transaction, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

      The Fund may use options traded on U.S. exchanges, and as permitted by law, options traded over-the-counter. It is the position of the SEC that over-the-counter options are illiquid. Accordingly, the Fund will invest in such options only to the extent consistent with its 15% limit on investments in illiquid securities.

      These options are generally considered to be derivative securities. Such options may relate to particular securities, stock indices or financial instruments and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

      The Fund will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or liquid securities in such amount will be segregated by the Fund) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian a diversified stock portfolio or liquid assets equal to the contract value.

      A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian or fund accounting agent. The Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian or fund accounting agent in an amount not less than the exercise price of the option at all times during the option period. Whenever the Fund is required to establish a segregated account, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account.

      The Fund's obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series as the previously written option. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction.

      There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated securities (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

      PURCHASING CALL OPTIONS - Except as otherwise provided in the Fund's prospectus or in this Statement of Additional Information, the Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 20% of the Fund's total assets. When the Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions, except the cost of the option.

      Following the purchase of a call option, the Fund may liquidate its position by effecting a closing sale transaction by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

      Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss which will be short-term unless the option was held for more than one year.

      COVERED CALL WRITING - The Fund may write covered call options from time to time on such portions of their portfolios, without limit, as the Investment Adviser determines is appropriate in pursuing the Fund's investment objective. The advantage to the Fund of writing covered calls is that the Fund receives a premium that is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

      During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which the Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

      Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

      If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

      The Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

      PURCHASING PUT OPTIONS - The Fund may invest up to 20% of its total assets in the purchase of put options. The Fund will, at all times during which it holds a put option, own the security covered by such option. Except as otherwise provided in the Fund's prospectus or in this Statement of Additional Information, with regard to the writing of put options, the Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total assets. The purchase of the put on substantially identical securities held will constitute a short sale for tax purposes, the effect of which is to create short-term capital gain on the sale of the security and to suspend running of its holding period (and treat it as commencing on the date of the closing of the short sale) or that of a security acquired to cover the same if at the time the put was acquired, the security had not been held for more than one year.

      A put option purchased by the Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. The Fund would purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options allows the Fund to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

      The Fund may sell a put option purchased on individual portfolio securities. Additionally, the Fund may enter into closing sale transactions. A closing sale transaction is one in which the Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

      WRITING PUT OPTIONS - The Fund may also write put options on a secured basis which means that the Fund will maintain in a segregated account with its Custodian or fund accounting agent, cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. Whenever the Fund is required to establish a segregated account, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account. The amount of cash or U.S. government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Investment Adviser wishes to purchase the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

      Following the writing of a put option, the Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. However, the Fund may not effect such a closing transaction after it has been notified of the exercise of the option.

      FOREIGN CURRENCY OPTIONS - The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Fund to reduce foreign currency risk using such options.

REAL ESTATE INVESTMENT TRUSTS (REITs)

      REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), or its failure to maintain exemption from registration under the 1940 Act. Rising interest rates may cause the value of the debt securities in which the Fund may invest to fall. Conversely, falling interest rates may cause their value to rise. Changes in the value of portfolio securities does not necessarily affect cash income derived from these securities but will effect the Fund's net asset value.

REPURCHASE AGREEMENTS

      The Fund may enter into repurchase agreements pursuant to which the Fund purchases portfolio assets from a bank or broker-dealer concurrently with an agreement by the seller to repurchase the same assets from the Fund at a later date at a fixed price. Repurchase agreements will be fully collateralized by securities in which the Fund may invest directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its right to realize upon the security. Additionally, the Fund may incur a loss if the value of the security should decline, as well as disposition costs in liquidating the security. The Fund must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or receivable.

      The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Repurchase agreements may be considered loans by the Fund under the 1940 Act.

      The financial institutions with which the Fund may enter into repurchase agreements are banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers and banks, if such banks and non-bank dealers are deemed creditworthy by the Investment Adviser. The Investment Adviser will continue to monitor the creditworthiness of the seller under a repurchase agreement and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price.

      The Fund will only enter into a repurchase agreement where the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement.

RESTRICTED SECURITIES

      The Fund will limit investments in securities of issuers which the Fund is restricted from selling to the public without registration under the 1933 Act to no more than 5% of the Fund's total assets, excluding restricted securities eligible for resale pursuant to Rule 144A.

REVERSE REPURCHASE AGREEMENTS

      Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to the Fund's agreement to repurchase the securities at an agreed upon price, date and rate of interest. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Such agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will segregate cash or liquid securities in an amount at least equal to the market value of the securities, plus accrued interest. (Liquid securities as used in the prospectus and this Statement of Additional Information include equity securities and debt securities that are unencumbered and marked-to-market daily.) Whenever the Fund is required to establish a segregated account, notations on the books of the Trust's custodian or fund accounting agent are sufficient to constitute a segregated account. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities.

RULE 144A SECURITIES

      The Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Investment Adviser, under guidelines approved by the Trust's Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

SECURITIES LENDING

      The Fund may seek additional income at times by lending its portfolio securities to broker-dealers and financial institutions provided that: (1) the loan is secured by collateral that is continuously maintained in an amount at least equal to the current market value of the securities loaned, (2) the Fund may call the loan at any time with proper notice and receive the securities loaned, (3) the Fund will continue to receive interest and/or dividends paid on the loaned securities and may simultaneously earn interest on the investment of any cash collateral and (4) the aggregate market value of all securities loaned by the Fund will not at any time exceed 25% of the total assets of the Fund.

      Collateral will normally consist of cash or cash equivalents, securities issued by the U.S. government or its agencies or instrumentalities or irrevocable letters of credit. Securities lending by the Fund involves the risk that the borrower may fail to return the loaned securities or maintain the proper amount of collateral. Therefore, the Fund will only enter into such lending after a review by the Investment Adviser of the borrower's financial statements, reports and other information as may be necessary to evaluate the creditworthiness of the borrower. Such reviews will be conducted on an ongoing basis as long as the loan is outstanding.

SHORT-TERM TRADING

      Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Such trading may be expected to increase the Fund's portfolio turnover rate and the expenses incurred in connection with such trading.

TEMPORARY DEFENSIVE POSITIONING

      The investments and strategies described throughout the prospectuses are those the Investment Adviser intends to use under normal market conditions. When the Investment Adviser determines that market conditions warrant, the Fund may invest up to 100% of its assets in money market instruments other than those described under Principal Investment Strategies, or hold U.S. dollars. When the Fund is investing for temporary, defensive purposes, it is not pursuing its investment goal.

UNIT INVESTMENT TRUSTS ("UIT")

      A UIT is a type of investment company. Investments in UITs are subject to regulations limiting the Fund's acquisition of investment company securities. Standard and Poor's Depositary Receipts ("SPDRs"), DIAMONDS, MDYs and similar investments are interests in UITs that may be obtained directly from the UIT or purchased in the secondary market. SPDRs consist of a portfolio of securities substantially similar to the component securities of the Standard and Poor's 500 Composite Stock Price Index. DIAMONDS and MDYs consist of a portfolio of securities substantially similar to the component securities of the Dow Jones Industrial Average and of the Standard and Poor's MidCap 400 Index, respectively.

      The price of a UIT interest is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a UIT interest is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for UITs is based on a basket of stocks. Disruptions in the markets for the securities underlying UITs purchased or sold by the Fund could result in losses on UITs. Trading in UITs involves risks similar to those risks, described above under "Options," involved in the writing of options on securities.

      Interests in UITs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate a certain amount of UIT interests. The liquidity of small holdings of UITs, therefore, depends upon the existence of a secondary market. Upon redemption of a UIT interest, the Fund receives securities and cash identical to the deposit required of an investor wishing to purchase a UIT interest that day.

OTHER INVESTMENTS

      The Board of Trustees may, in the future, authorize the Fund to invest in securities other than those listed here and in the prospectus, provided that such investment would be consistent with that Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to that Fund.

                             INVESTMENT RESTRICTIONS

      The investment objectives of the Fund and investment restrictions set forth below are fundamental policies and may not be changed without the approval of a majority of the outstanding voting shares (as defined in the 1940 Act) of the Fund. Unless otherwise indicated, all percentage limitations governing the investments of the Fund apply only at the time of transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's total assets will not be considered a violation.

      The Fund may not:

            (1) Purchase or sell real estate (but this restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate), interests in oil, gas and/or mineral exploration or development programs or leases;

            (2) Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of the Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund;

            (3) Act as an underwriter of securities, except that, in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the 1933 Act;

            (4) As to 75% of the total assets of the Fund purchase the securities of any one issuer (other than securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities of such issuer;

            (5) Purchase or sell commodities or commodity contracts, except that the Fund may enter into futures contracts and options thereon in accordance with the Fund's investment objectives and policies;

            (6) Make investments in securities for the purpose of exercising control;

            (7) Purchase the securities of any one issuer if, immediately after such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer;

            (8) Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by the Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin;

            (9) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with the Fund's investment objectives and policies, (b) the lending of portfolio securities or (c) entry into repurchase agreements with banks or broker-dealers;

            (10) Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. The Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund at the time of its borrowing. All borrowings will be done from a bank and asset coverage of at least 300% is required. The Fund will not purchase securities when borrowings exceed 5% of the Fund's total assets;

            (11) Invest in puts, calls, straddles or combinations thereof except to the extent disclosed in the SAI;

            (12) Invest more than 5% of its total assets in securities of companies less than three years old. Such three-year periods shall include the operation of any predecessor Trust or companies.

                       NON-FUNDAMENTAL INVESTMENT POLICIES

            The Fund has a policy to invest, under normal circumstances, at least 80% of the Fund's assets, plus the amount of any borrowings for investment purposes, in a blended portfolio of growth and value stocks of small capitalization companies with market capitalizations below $2.25 billion at the time of acquisition as described in the prospectus. Shareholders of the Fund will be given at least 60 days' notice of any changes to this policy.

                       TRUSTEES AND OFFICERS OF THE TRUST

            Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                                NUMBER
                               TERM OF                                            OF
                              OFFICE(1)                                       PORTFOLIOS
                                 AND                                            IN FUND
                               LENGTH                                           COMPLEX
                                 OF           PRINCIPAL OCCUPATION(S)          OVERSEEN     OTHER TRUSTEESHIPS/
NAME, ADDRESS, AGE AND          TIME                  DURING                      BY        DIRECTORSHIPS HELD BY
POSITION(S) WITH TRUST         SERVED             PAST FIVE YEARS              TRUSTEE             TRUSTEE
----------------------        -------    --------------------------------     ----------  -------------------------
                                         DISINTERESTED TRUSTEES
Leonard F. Amari              10 years   Partner at the law offices of            24      Director, United
c/o 161 North Clark Street               Amari & Locallo, a practice with                 Community Bank of Lisle;
Chicago, IL  60601                       exclusive concentration in real                  Director, Delaware Place
Age: 62                                  estate taxation and related                      Bank; Trustee, John
Trustee                                  areas, since 1987; Special                       Marshall Law School.
                                         Assistant Attorney General since
                                         1986.

Robert A. Kushner              4 years   Retired.  Vice President,                24      None.
c/o 161 North Clark Street               Secretary and General Counsel at
Chicago, IL  60601                       Cyclops Industries, Inc.,
Age: 68                                  (manufacturer of safety sight
Trustee                                  glasses) from 1976-1992.

Gregory T. Mutz               10 years   CEO of AMLI Residential                  24      Chairman of the Board of
c/o 161 North Clark Street               Properties Trust (NYSE: AML) (a                  AMLI Residential
Chicago, IL  60601                       Multifamily REIT), a successor                   Properties Trust.
Age: 58                                  company to AMLI Realty Co. since
Trustee                                  2004; Chairman of AMLI
                                         Residential Properties Trust
                                         since 1994; Vice Chairman of UICI
                                         (NYSE: UCI) (an insurance holding
                                         company) from 2003-2004;
                                         President and CEO of UICI from
                                         1999-2003; Chairman of Academic
                                         Management Services Corp. (a
                                         student loans and finance
                                         company) from 2000-2003.

Robert B. Scherer              5 years   President of The Rockridge Group,        24      Director, Title
c/o 161 North Clark Street               Ltd., (title insurance industry                  Reinsurance Company
Chicago, IL  60601                       consulting services) since 1994.                 (insurance for title
Age: 63                                                                                   agents).
Trustee

Nathan Shapiro                10 years   President of SF Investments, Inc.        24      Director, Baldwin &
c/o 161 North Clark Street               (broker/dealer and investment                    Lyons, Inc. (property and
Chicago, IL  60601                       banking firm) since 1971;                        casualty insurance firm);
Age: 68                                  President of SLD Corp.                           Director, DVI, Inc.
Trustee                                  (management consultants) since                   (financial firm).
                                         1977.

                                                                                NUMBER
                               TERM OF                                            OF
                              OFFICE(1)                                       PORTFOLIOS
                                 AND                                            IN FUND
                               LENGTH                                           COMPLEX
                                 OF           PRINCIPAL OCCUPATION(S)          OVERSEEN     OTHER TRUSTEESHIPS/
NAME, ADDRESS, AGE AND          TIME                  DURING                      BY        DIRECTORSHIPS HELD BY
POSITION(S) WITH TRUST         SERVED             PAST FIVE YEARS              TRUSTEE             TRUSTEE
----------------------        -------    --------------------------------     ----------  -------------------------
Denis Springer                 5 years   Retired.  Senior Vice President          24      None.
c/o 161 North Clark Street               and Chief Financial Officer of
Chicago, IL  60601                       Burlington Northern Santa Fe
Age: 58                                  Corp. (railroad), 1995-1999.
Trustee

                                                                                NUMBER
                               TERM OF                                            OF
                              OFFICE(1)                                       PORTFOLIOS
                                 AND                                            IN FUND
                               LENGTH                                           COMPLEX
                                 OF           PRINCIPAL OCCUPATION(S)          OVERSEEN     OTHER TRUSTEESHIPS/
NAME, ADDRESS, AGE AND          TIME                  DURING                      BY        DIRECTORSHIPS HELD BY
POSITION(S) WITH TRUST         SERVED             PAST FIVE YEARS              TRUSTEE             TRUSTEE
----------------------        -------    --------------------------------     ----------  -------------------------
                                         INTERESTED TRUSTEES(2)
Stuart D. Bilton, CFA         10 years   Vice Chairman of ABN AMRO Asset          24      Director, Baldwin &
c/o 161 North Clark Street               Management Holdings, Inc.;                       Lyons, Inc. (property and
Chicago, IL  60601                       President and Chief Executive                    casualty insurance firm);
Age:  57                                 Officer of ABN AMRO Asset                        Veredus Asset Management
Chairman, Board of Trustees              Management Holdings, Inc. from                   LLC; TAMRO Capital
                                         2001-2003; President of Alleghany                Partners LLC.
                                         Asset Management, Inc. from
                                         1996-2001 (purchased by ABN AMRO
                                         in February 2001).

James Wynsma(3)              Since June  Retired.  Chairman of ABN AMRO           24      None.
c/o 161 North Clark Street   17, 2004(4) Asset Management (USA) LLC,
Chicago, IL  60601                       January 2000 to April 2000;
Age: 68                                  President & CEO, May 1999 to
                                         December 1999. Vice Chairman of
                                         LaSalle Bank N.A. and head of its
                                         Trust and Asset Management
                                         department, 1992-2000.

                                                                                NUMBER
                               TERM OF                                            OF
                              OFFICE(1)                                       PORTFOLIOS
                                 AND                                            IN FUND
                               LENGTH                                           COMPLEX
                                 OF           PRINCIPAL OCCUPATION(S)          OVERSEEN     OTHER TRUSTEESHIPS/
NAME, ADDRESS, AGE AND          TIME                  DURING                      BY        DIRECTORSHIPS HELD BY
POSITION(S) WITH TRUST         SERVED             PAST FIVE YEARS              TRUSTEE             TRUSTEE
----------------------        -------    --------------------------------     ----------  -------------------------
                                         OFFICER(S) WHO ARE NOT TRUSTEES
Kenneth C. Anderson           10 years   President and Chief Executive            N/A                N/A
c/o 161 North Clark Street               Officer of ABN AMRO Investment
Chicago, IL  60601                       Fund Services, Inc. (formerly
Age: 40                                  known as Alleghany Investment
President (Chief Executive               Services, Inc.) since 1995;
Officer)                                 Executive Vice President of ABN
                                         AMRO Asset Management (USA) LLC
                                         since 2001; Director, ABN AMRO
                                         Trust Services Company since
                                         2001; Director, TAMRO Capital
                                         Partners LLC and Veredus Asset
                                         Management LLC since 2001; Officer of
                                         the Trust since 1993; CPA.

Gerald F. Dillenburg           7 years   Senior Managing Director ("SMD")         N/A                N/A
c/o 161 North Clark Street               of ABN AMRO Investment Fund
Chicago, IL  60601                       Services, Inc. (formerly known as
Age: 37                                  Alleghany Investment Services,
Senior Vice President,                   Inc.) since 1996; SMD of ABN AMRO
Secretary and Treasurer                  Asset Management Holdings, Inc.,
(Chief Financial Officer,                ABN AMRO Asset Management (USA)
Chief Operating Officer and              LLC and ABN AMRO Asset
Chief Compliance Officer)                Management, Inc. (formerly known
                                         as Chicago Capital Management,
                                         Inc.) since 2001; Operations
                                         manager and compliance officer of
                                         all mutual funds since 1996; CPA.

William Long                   2 years   Vice President of Montag &               N/A                N/A
c/o 161 North Clark Street               Caldwell, Inc., since 2000;
Chicago, IL  60601                       former Vice President and
Age: 43                                  Director of Sales for First
Vice President                           Capital Group, First Union
                                         National Bank, 1996-2000.

(1) Trustees serve for an indefinite term until the earliest of: (i) removal by two-thirds of the Board of Trustees or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws of the Trust or (iv) the last day of the fiscal year in which he attains the age of 72 years. Officers serve for an indefinite term until the earliest of: (i) removal by the Board of Trustees, (ii) resignation, death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws of the Trust.

(2) "Interested person" of the Trust as defined in the 1940 Act. Messrs. Bilton and Wynsma are considered "interested persons" because of affiliations with ABN AMRO Asset Management (USA) LLC and related entities, which act as the Fund's Investment Adviser.

(3) This person is a former Trustee of ABN AMRO Funds, a Massachusetts business trust, which was reorganized into the Alleghany Funds, a Delaware statutory trust in September 2001. Pursuant to this reorganization, the Alleghany Funds changed its name to "ABN AMRO Funds."

(4) Prior to December 19, 2002, Mr. Wynsma served as an interested Trustee of the Trust for approximately a year. From December 19, 2002 through June 17, 2004, Mr. Wynsma served as an advisory trustee.

      The Board of Trustees has established an Audit Committee consisting of five members, including a Chairman of the Committee. The Audit Committee members are Messrs. Scherer (Chairman), Amari, Shapiro, Kushner and Springer. The functions performed by the Audit Committee are to oversee the integrity of the Trust's accounting policies, financial reporting process and system of internal controls regarding finance and accounting. The Audit Committee also monitors the independence and performance of the Trust's independent auditors and provides an open avenue of communication among the independent auditors, Trust management and the Board of Trustees. The Audit Committee held two meetings during the fiscal year ended October 31, 2004.

      The Trustees have also established a Nominating and Governance Committee consisting of five members, including a chairman of the Committee. The Nominating and Governance Committee members are Messrs. Amari (Chairman), Shapiro, Scherer, Kushner and Springer. The Nominating and Governance Committee's function is to put forth names for nomination as Trustee when deemed necessary. The Nominating and Governance Committee will consider nominees recommended by shareholders whose resumes have been submitted to the attention of the Chairman of the Nominating Committee. The Nominating and Governance Committee held one meeting during the fiscal year ended October 31, 2004.

      The Trustees have also established a Valuation Committee consisting of at least one Independent Trustee, an Officer of the Trust and the Portfolio Manager of the relevant Fund or an appropriate designee of the Investment Adviser. Currently, the Valuation Committee members are Messrs. Bilton (Chairman), Shapiro and Springer. The Valuation Committee is responsible for fair valuing securities of the Fund as may be necessary from time to time. The Valuation Committee held no meetings during the fiscal year ended October 31, 2004.

      Set forth in the table below is the dollar range of equity securities held in the Fund and the aggregate dollar range of securities in the Fund complex beneficially owned by each current trustee at December 31, 2003.

                                                                                   AGGREGATE DOLLAR RANGE
                                                                                   OF EQUITY SECURITIES IN
                                                                                      ALL REGISTERED
                                                                                    INVESTMENT COMPANIES
                                                                                   OVERSEEN BY TRUSTEE IN
                                                                                    FAMILY OF INVESTMENT
    NAME OF TRUSTEE               DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND          COMPANIES
    ---------------               ---------------------------------------------     --------------------
DISINTERESTED TRUSTEES
Leonard F. Amari         Over $100,000                                                  Over $100,000
Robert Kushner           None                                                           Over $100,000
Gregory T. Mutz*         None                                                           None
Robert Scherer           $50,001-$100,000                                               Over $100,000
Nathan Shapiro**         None                                                           None
Denis Springer           None                                                           Over $100,000
INTERESTED TRUSTEES
Stuart Bilton            Over $100,000                                                  Over $100,000
James Wynsma             None                                                           Over $100,000

*     As of September 30, 2004 "$10,001 - $50,000" and "Over $100,000,"
      respectively.

**    As of September 30, 2004 "None" and "Over $100,000," respectively.

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE CONTINUANCE OF THE INVESTMENT ADVISORY AGREEMENT.

      The 1940 Act requires that the investment advisory agreement between the Investment Adviser and the Trust on behalf of the Fund be approved annually both by the Board of Trustees and also by a majority of the Independent Trustees voting separately. The Independent Trustees determined that the compensation payable under the investment advisory agreement continues to be fair and equitable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. The Independent Trustees believe that the current investment advisory agreement enables the Fund to enjoy high quality investment advisory services at costs which they deem appropriate, reasonable and in the best interests of the Fund and its. In making such determinations, the Independent Trustees met independently from the "interested" Trustees of the Trust and any officers of the Investment Adviser or its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Trust.

      In evaluating the investment advisory agreement for the Fund's annual continuance, as applicable, the Independent Trustees reviewed materials furnished by the Investment Adviser, including information regarding the Investment Adviser, its affiliates and personnel, its operations and financial condition. Among other information, the Independent Trustees reviewed information regarding:

            -     the investment performance of the Fund;

            - the fees charged by the Investment Adviser for investment advisory services, as well as other compensation received by the Investment Adviser;

            - the investment performance, fees and total expenses of investment companies and/or other funds with similar objectives and strategies managed by the Investment Adviser or other investment advisers;

            - the experience of the investment advisory and other personnel providing services to the Fund and the historical quality of the services provided by the Investment Adviser;

            - the profitability to the Investment Adviser of managing the Fund;

            -     possible economies of scale; and

            - possible financial and other benefits to the Adviser from providing services to the Fund.

      The Independent Trustees specifically considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of the Investment Adviser, as well as the qualifications of their personnel and their respective financial conditions; (2) that the fee and expense ratios, including any waivers, of the Fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; (3) given the current expense ratio and effective rate of the advisory fee, an adjustment to advisory fee was not appropriate, (4) the relative performance of the Fund since commencement of operations to comparable investment companies and unmanaged indices; (5) potential benefits to the Investment Adviser, the Fund and its shareholders of receiving research services from broker-dealer firms in connection with the allocation of portfolio securities to such firms and (6) other factors that the Independent Trustees deemed relevant. The Independent Trustees deemed each of these factors to be relevant to their consideration of the investment advisory agreement.

      REMUNERATION. The Trustees of the Trust, who are not currently affiliated with the Investment Adviser or Sub-Advisers receive fees and are reimbursed for out-of-pocket expenses for each meeting of the Board of Trustees they attend. Effective March 1, 2004, the Trustees receive $5,000 for each Board Meeting attended and an annual retainer of $10,000. The Trustees also receive $1,500 per telephonic board meeting and $100 per telephonic committee meeting. The Chairman of the Audit Committee receives an additional $5,000 per year. No officer or employee of the Investment Adviser, Sub-Advisers or their affiliates receives any compensation from the Funds for acting as a Trustee of the Trust. The officers of the Trust receive no compensation directly from the Funds for performing the duties of their offices.

         The table below shows the total fees that were paid to each of the Trustees during the fiscal year ended October 31, 2004.

                                                        PENSION OR
                                   AGGREGATE            RETIREMENT          ESTIMATED             TOTAL
                                 COMPENSATION        BENEFITS ACCRUED         ANNUAL           COMPENSATION
                                 RECEIVED FROM       (AS PART OF FUND      BENEFITS UPON       FROM TRUST AND
         TRUSTEE                  THE TRUST             EXPENSES)           RETIREMENT          FUND COMPLEX
         -------                  ---------             ---------           ----------          ------------
DISINTERESTED TRUSTEES
Leonard F. Amari                    $30,000                 N/A                 N/A                $30,000
Robert A. Kushner                   $30,000                 N/A                 N/A                $30,000
Gregory T. Mutz                     $30,000                 N/A                 N/A                $30,000
Robert B. Scherer                   $35,000                 N/A                 N/A                $35,000
Nathan Shapiro                      $30,000                 N/A                 N/A                $30,000
Denis Springer                      $30,000                 N/A                 N/A                $30,000
INTERESTED TRUSTEE
James Wynsma                        $30,000                 N/A                 N/A                $30,000

      As of October 18, 2004, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of the Fund.

CODE OF ETHICS

      The Trust, its Investment Advisers and principal underwriter have each adopted a code of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their restrictive provisions, to invest in securities, including securities that may be purchased or held by the Trust.

                      PROXY VOTING POLICIES AND PROCEDURES

      The Trust has delegated the voting of portfolio securities to the Fund's Investment Adviser on behalf of the Fund. The Investment Adviser has adopted proxy voting policies and procedures ("Proxy Voting Policies and Procedures") for use in connection with determining how to vote proxies related to portfolio securities, including the procedures to be used if a vote presents a conflict of interest between the interests of the Fund's shareholders and those of the Investment Adviser. A copy of the Proxy Voting Policies and Procedures is included under Appendix B.

      The Trust is required to file Form N-PX with the Trust's complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. This filing is available without charge on the Trust's website at www.abnamrofunds.com and on the SEC's website at www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      Listed below are the names and addresses of those shareholders who, as of October 18, 2004 owned of record 5% or more of the shares of the Fund. Shareholders who have the power to vote a large percentage of shares (at least 25%) of the Fund can control the Fund and determine the outcome of a shareholder meeting.

                          ABN AMRO/TAMRO SMALL CAP FUND

       SHAREHOLDER NAME AND ADDRESS                      CLASS                PERCENTAGE OWNED (%)
       ----------------------------                      -----                --------------------
Charles Schwab & Co. Inc.                                  N                          18.20
Attention Mutual Funds
101 Montgomery Street
San Francisco, California  94104-4122

LaSalle Bank NA                                            N                           8.39
PO Box 1443
Chicago Illinois  60690-1443

                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT ADVISER

      The advisory services provided by the Investment Adviser of the Fund and the fees received by it for such services for the Fund's most recent fiscal year are described in the prospectus.

      TAMRO Capital Partners LLC ("TAMRO") is the Investment Adviser for the Fund. TAMRO is a member of the ABN AMRO group of companies and is located at 1660 Duke Street, Alexandria, VA 22314. TAMRO has entered into an Expense Limitation Agreement with the Trust through February 28, 2006 whereby it has agreed to reimburse the Fund to the extent necessary to maintain total annual operating expenses at 1.05% of net assets for Class I shares of the Fund.

      Pursuant to an investment advisory agreement between the Fund and its Investment Adviser, currently the Fund pays its Investment Adviser a fee, payable monthly, at the annual rate of 0.90% of average daily net assets.

         The investment advisory fees earned and waived by the Investment Adviser for the Fund for the last three fiscal years, as well as any fees waived or expenses reimbursed, are set forth below.

                                         GROSS ADVISORY        WAIVED FEES AND
                                          FEES EARNED BY          REIMBURSED         NET ADVISORY FEES
FISCAL YEAR ENDED OCTOBER 31,                ADVISER               EXPENSES          AFTER FEE WAIVERS
-----------------------------                -------               --------          -----------------
           2004                          $    756,971          $    104,447           $    652,524
           2003                          $    425,527          $     68,383           $    357,144
           2002                          $    265,226          $     64,965           $    200,261

      Under the Investment Advisory Agreement, the Investment Adviser of the Fund is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the performance of the Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

      The Investment Advisory Agreement is terminable with respect to the Fund by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Investment Adviser. The Investment Adviser may also terminate its advisory relationship with respect to the Fund on 60 days' written notice to the Trust. The Investment Advisory Agreement terminates automatically in the event of its assignment.

      Under the Investment Advisory Agreement, the investment Adviser shall :
(i) manage the investment and reinvestment of the assets of the Fund, (ii) continuously review, supervise and administer the investment program of the Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser's activities which are required to be maintained by the Trust and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees and in compliance with the objectives, policies and limitations set fort hin the Fund's then effective prospectus and statement of additional information.

      Prior to February 1, 2001, Alleghany Corporation was the parent company of Alleghany Asset Management, Inc., which was the parent company of the Investment Adviser. On October 18, 2000 ABN AMRO Holding N.V. and Alleghany Corporation announced that ABN AMRO had agreed to acquire Alleghany Asset Management, Inc., the parent company to the Investment Adviser. The transaction closed on February 1, 2001. The transaction constituted an assignment of the Fund's investment advisory agreement, which was approved by the Board of Trustees on November 21, 2000. The shareholders of the Fund approved the advisory agreement at a meeting of shareholders held on January 17, 2001.

THE ADMINISTRATOR

      As Administrator, ABN AMRO Investment Fund Services, Inc. ("AAIFS"), formerly known as Alleghany Investment Services, 161 North Clark Street, Chicago, Illinois 60601, provides certain administrative services to the Trust pursuant to an Administration Agreement. PFPC Inc., 4400 Computer Drive, Westborough, MA 01581, provides certain administrative services for the Fund and AAIFS pursuant to a Sub-Administration and Accounting Services Agreement. The Investment Adviser to the Fund may pay certain fees to service providers at its own expense.

      Under the Administration Agreement, the Administrator is responsible for:
(1) coordinating with the Custodian and Transfer Agent and monitoring the services they provide to the Trust, (2) coordinating with and monitoring any other third parties furnishing services to the Trust,
(3) providing the Trust with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions, (4) supervising the maintenance by third parties of such books and records of the Trust as may be required by applicable federal or state law, (5) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Trust required by applicable law, (6) preparing and, after approval by the Trust, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Trust as required by applicable law, (7) preparing and, after approval by the Trust, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (8) reviewing and submitting to the officers of the Trust for their approval invoices or other requests for payment of the Trust's expenses and instructing the Custodian to issue checks in payment thereof and (9) taking such other action with respect to the Trust or the Trust as may be necessary in the opinion of the Administrator to perform its duties under the Agreement.

      As compensation for services performed under the Administration Agreement, the Administrator receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Trust. The Administrator also receives custody liaison fees as set forth in the table below.

ADMINISTRATION FEES

PERCENTAGE            AVERAGE DAILY NET ASSETS (AGGREGATE)
----------            ------------------------------------
  0.06%                         Up to $2 billion
  0.05%       At least $2 billion but not more than $12.5 billion
 0.045%                        Over $12.5 billion

CUSTODY LIAISON FEES

   FEE            AVERAGE DAILY NET ASSETS (EACH FUND)
   ---            ------------------------------------
$10,000                     Up to $100 million
$15,000       At least $100 million but not more than $500 million
$20,000                    Over $500 million

      The following are the total fees paid to the Administrator by the Fund for the three most recent fiscal years:

FISCAL YEAR ENDED OCTOBER 31,                    ADMINISTRATIVE FEES
-----------------------------                    -------------------
             2004                                  $ 46,304
             2003                                  $ 27,743
             2002                                  $ 20,940

THE SUB-ADMINISTRATOR

      PFPC Inc. ("PFPC"), 4400 Computer Drive, Westborough, MA 01581, provides certain administrative services for the Trust and AAIFS pursuant to a Sub-Administration and Accounting Services Agreement. On December 1, 1999, PFPC Trust Company, a wholly-owned subsidiary of PFPC Worldwide Inc. and an indirect wholly-owned subsidiary of PNC Bank Corp., acquired all of the outstanding shares of First Data Investor Services Group, Inc., the Trust's sub-administrator and transfer agent. As a result, First Data Investor Services Group, Inc. changed its name to PFPC Inc. and continues to be located at 4400 Computer Drive, Westborough, Massachusetts 01581.

      As Sub-Administrator, PFPC provides the Trust with sub-administrative services, including fund accounting, regulatory reporting, necessary office space, equipment, personnel and facilities. Compensation for these services is paid under a Sub-Administrative and Accounting Services Agreement with the Administrator.

      As compensation for services performed under the Sub-Administration Agreement, the Sub-Administrator receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Trust.

SUB-ADMINISTRATION FEES

PERCENTAGE            AVERAGE DAILY NET ASSETS (AGGREGATE)
----------            ------------------------------------
 0.045%                        Up to $2 billion
 0.040%          At least $2 billion but not more than $3 billion
 0.030%          At least $3 billion but not more than $8 billion
 0.025%          At least $8 billion but not more than $12 billion
 0.020%                        Over $12 billion

The Sub-Administrator also receives custody liaison fees in the amount of $10,000 from the Fund per year.

THE DISTRIBUTOR

      ABN AMRO Distribution Services (USA) Inc. (the "Distributor"), 760 Moore Road, King of Prussia, PA 19406, and the Trust are parties to a distribution agreement (the "Distribution Agreement") dated September 27, 2001 under which the Distributor sell shares of the Fund on a continuous basis. Prior to this, Provident Distributors, Inc., located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, served as the Trust's principal underwriter and distributor of the Fund's shares. The Distributor is a wholly-owned subsidiary of PFPC Distributors, Inc. ("PFPC Distributors"). Effective January 2, 2001, PFPC Distributors, an affiliate of the Sub-Administrator and Transfer Agent, acquired Provident Distributors, Inc. and continues to be located at the above address.

      The Distribution Agreement was approved for an initial one-year term and thereafter is renewed for successive one-year terms, provided such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or (ii) by a vote of a majority (as defined in the 1940 Act and Rule 18f-2 thereunder) of the outstanding voting securities of the Trust, provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to this Agreement and who are not interested persons (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, on at least 60 days' written notice, by the Trust's Board of Trustees, by vote of a majority (as defined in the 1940 Act and Rule 18f-2 thereunder) of the outstanding voting securities of the Trust, or by the Distributor. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

REDEMPTION FEES

      The Registrant seeks to ensure that banks, broker-dealers and other intermediaries holding omnibus accounts with the Fund impose redemption fees at the shareholder account level. However, the redemption fee may not apply to certain types of accounts held through intermediaries, including: (1) certain pension, profit-sharing and retirement plans; (2) certain broker-wrap fee and other fee-based programs; (3) certain omnibus accounts where the omnibus account holder does not have the systems capability to impose a redemption fee on its underlying customers' accounts; and (4) certain intermediaries that do not have, or do not report to the Fund, sufficient information to impose a redemption fee on their customers' accounts.

      In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts due to the disability or health of the shareholder; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into a Fund of the Trust; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions of shares purchased through an Automatic Investment Plan; (vi) redemptions as part of a system's withdrawal plan; and (vii) reinvested distributions (dividends and capital gains). Contact your financial intermediary or refer to your plan documents for more information on how the redemption fee is applied to your shares.

      In addition to the circumstances noted in the preceding paragraph, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including, but not limited to, when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading.

CUSTODIAN

      PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, PA 19153, serves as custodian of the Trust's assets on behalf of the Fund.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

      PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581 serves as Transfer Agent and Dividend Paying Agent for the Trust.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Vedder, Price, Kaufman & Kammholz P.C., with offices at 222 North LaSalle Street, Chicago, IL 60601, serves as counsel to the Trust.

      Ernst & Young LLP, with offices at Sears Tower, 233 South Wacker Drive, Chicago, IL 60606, is the Trust's independent registered public accounting firm.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

      The Investment Adviser is responsible for decisions to buy and sell securities for the Fund, for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. In placing trades for the Fund, the Investment Adviser will follow the Trust's policy of seeking best execution of orders. Securities traded in the over-the-counter market are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options.

      The Investment Adviser attempts to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Trust, the Fund may pay a broker-dealer a commission for effecting a portfolio transaction for the Fund in excess of the amount of commission another broker-dealer would have charged if the Investment Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Fund, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition.

      The Investment Adviser effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through whom the Fund effects securities transactions may be used by the Investment Adviser in servicing all of their respective accounts; not all such services may be used in connection with the Fund. The term "research services" may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses or reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy or the performance of accounts. The Investment Adviser will attempt to equitably allocate portfolio transactions among the Fund and others whenever concurrent decisions are made to purchase or sell securities by the Fund and other accounts. In making such allocations between the Fund and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Fund and the others. In some cases, this procedure could have an adverse effect on the Fund. In the opinion of the Investment Adviser, however, the results of such procedures will generally be in the best interest of each of the clients.

      Amounts spent on behalf of the Fund for brokerage commissions during each of the last three fiscal years are set forth below. The following are the total brokerage fees paid by the Fund for the three most recent fiscal years:

FISCAL YEAR ENDED OCTOBER 31,                  BROKERAGE COMMISSIONS
-----------------------------                  ---------------------
           2004                                   $ 502,099
           2003                                     399,421
           2002                                     274,445

      The Investment Adviser or its affiliates may compensate brokers or other service providers ("Intermediaries") out of their own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares. The payments would be in addition to the payments by the Fund described in the Fund's prospectus for distribution and/or shareholder servicing. Such additional payments are for services including, but not limited to, sub-accounting, marketing support, administrative, shareholder processing services and payments for the sales of shares ("Additional Payments"). These Additional Payments made by the Investment Adviser or its affiliates may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. These Additional Payments may be different for different Intermediaries.

PORTFOLIO TURNOVER

      The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemption of units and by requirements which enable the Fund to receive favorable tax treatment. In any event, portfolio turnover is generally not expected to exceed 300% in the Fund, A high rate of portfolio turnover (i.e., over 100%) may result in the realization of substantial capital gains and involves correspondingly greater transaction costs. To the extent that net capital gains are realized, distributions derived from such gains are generally treated as capital gain dividends for Federal income tax purposes.

                              DESCRIPTION OF SHARES

     The Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Class I shares are one of two classes of shares currently issued by the Fund. The other class is Class N and is discussed in a separate prospectus and statement of additional information dated March 1, 2004, as amended from time to time. Neither class is subject to an initial sales charge or a contingent deferred sales charge. Class N shares are subject to a 0.25% Rule 12b-1 fee. Since different classes have different expenses, performance will vary. Shares of the Fund have identical voting, dividend, redemption, liquidation and other rights except that Class I shares have no rights with respect to the Fund's distribution plan. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights. Further information about Class I shares is available by calling 800 992-8151.

MINIMUM INITIAL INVESTMENTS

      There is a $2 million minimum initial investment and no minimum subsequent investment in the Fund. For purposes of the investment minimum, the balances of Fund accounts of clients of a financial consultant may be aggregated in determining whether the minimum investment has been met. This aggregation may also be applied to the accounts of immediate family members (i.e., a person's spouse, parents, children, siblings and in-laws). In addition, the aggregation may be applied to the related accounts of a corporation or other legal entity. The Fund may waive the minimum initial investment by obtaining a letter of intent, evidencing an investor's intention of meeting the minimum initial investment in a specified period of time as continually reviewed and approved by the Board of Trustees. The minimum investment is waived for Trustees of the Trust and employees of the Investment Adviser and its affiliates. There is no sales load or charge in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. The Fund also reserves the right to change the initial and subsequent investment minimums. Class I shares are intended for accounts with balances over the minimum initial investment. The Fund reserves the right to transfer your account to a different class if your balance (or aggregation of balances) consistently falls below the minimum initial investment. The features of the Fund's other class are described above.

ANTI-MONEY LAUNDERING LAWS

      The Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency.

CUSTOMER IDENTIFICATION PROGRAM

      Federal law requires ABN AMRO Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with ABN AMRO Funds. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, ABN AMRO Funds reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or
(b) to refuse an investment in ABN AMRO Funds or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. ABN AMRO Funds and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

VOTING RIGHTS

      Each issued and outstanding full and fractional share of the Fund is entitled to one full and fractional vote in the Fund. Shares of the Fund participate equally in regard to dividends, distributions and liquidations with respect to that Fund subject to preferences (such as Rule 12b-1 distribution fees), rights or privileges of any share class. Shareholders have equal non-cumulative voting rights. Class N, shares have exclusive voting rights with respect to the distribution plan. On any matter submitted to a vote of shareholders, shares of the Fund will vote separately from other Funds of the Trust except when a vote of shareholders in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one Fund, in which case the shareholders of all such Funds shall be entitled to vote thereon.

SHAREHOLDER MEETINGS

      The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Funds. The Trustees have undertaken to the SEC, however, that they will promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the Funds. In addition, subject to certain conditions, shareholders of the Funds may apply to the Trust to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

CERTAIN PROVISIONS OF TRUST INSTRUMENT

      Under Delaware law, the shareholders of the Fund will not be personally liable for the obligations of the Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. To guard against the risk that the Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or the Fund contain a statement that such obligation may only be enforced against the assets of the Trust the Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations.

EXPENSES

      Under the Investment Advisory Agreement, the Fund pays Fund-specific expenses and the Investment Adviser provides, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform services on the terms and for the compensation provided under the Investment Advisory Agreement. Expenses attributable to the Trust, but not to a particular Fund, will be allocated to each Fund on the basis of relative net assets. Similarly, expenses attributable to a particular Fund, but not to a particular class thereof, will be allocated to each class on the basis of relative net assets. General Trust expenses may include but are not limited to: insurance premiums, Trustee fees, expenses of maintaining the Trust's legal existence and fees of industry organizations. General Fund expenses may include but are not limited to: audit fees, brokerage commissions, registration of Fund shares with the SEC, notification fees to the various state securities commissions, printing and postage expenses related to preparing and distributing required documents such as shareholder reports, prospectuses and proxy statements to current shareholders, fees of the Fund's Custodian, Administrator, Sub-Administrator and Transfer Agent or other "service providers," costs of obtaining quotations of portfolio securities and pricing of Fund shares.

      Class-specific expenses relating to distribution fee payments associated with a Rule 12b-1 plan for a particular class of shares and shareholder service fees for a particular class of shares and any other costs relating to implementing or amending such plan (including obtaining shareholder approval of such plan or any amendment thereto) will be borne solely by shareholders of such class or classes. Other expense allocations which may differ between classes, or which are determined by the Trustees to be class specific, may include but are not limited to omnibus account fees, litigation or other legal expenses relating to a specific class, and expenses incurred as a result of issues relating to a specific class.

      Notwithstanding the foregoing, the Investment Adviser or other service providers may waive or reimburse the expenses of a specific class or classes to the extent permitted under Rule 18f-3 under the 1940 Act.

                                 NET ASSET VALUE

      The net asset value per share of the Fund is computed as of the close of regular trading on the NYSE on each day the NYSE is open for trading, typically 4:00 p.m. Eastern time. The NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. The portfolio securities of the Fund listed or traded on a national securities exchange or reported on the NASDAQ National Market System are valued at the last sale price or NASDAQ Official Closing Price, when appropriate. If no last sale price or NASDAQ Official Closing Price, when appropriate, is reported, the mean of the last bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. When market quotations are not readily available, securities and other assets are valued at fair value as determined by the Investment Adviser in accordance with guidelines adopted by the Board of Trustees.

      Bonds are valued through prices obtained from a commercial pricing service or at the mean of the most recent bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees. Options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

      Debt securities with maturities of sixty days or less are valued at amortized cost. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any premium or accretion of discount, unless de minimis, regardless of the impact of fluctuating interest rates on the market value of the instrument.

      Quotations of foreign securities denominated in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. The calculation of the net asset value of the Fund may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, under the Trust's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to the Trust or its agents after the time that net asset value is calculated on any Business Day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Investment Advisers in accordance with guidelines adopted by the Board of Trustees. Under the fair valuation procedures adopted by the Board of Trustees, the Fund will rely primarily on the services of a third party pricing service to determine fair value prices for foreign securities if certain material events occur. The Board of Trustees receives at each regularly scheduled Board meeting a report of any actions taken under the Fund's fair valuation procedures.

                                    DIVIDENDS

      Income dividends and capital gain distributions are reinvested automatically in additional shares at net asset value, unless you elect to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the exdividend date (the "ex-date") at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital, although such dividends and distributions are subject to taxes.

      Dividends are calculated in the same manner and at the same time for each class. Each class of shares of the Fund share proportionately in the investment income and general expenses of the Fund, except that per share dividends for each class will differ as a result of class-specific expenses.

                                      TAXES

      The Fund intends to qualify or to continue to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

      In order to so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, U.S. government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the government) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses.

      To the extent that the Fund qualifies for treatment as a regulated investment company, it will not be subject to Federal income tax on income paid to shareholders in the form of dividends or capital gains distributions.

      An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distributions" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. For a distribution to qualify as such with respect to a calendar year under the foregoing rules, it must be declared by the Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year. Such distributions will be taxable in the year they are declared, rather than the year in which they are received.

      When the Fund writes a call or purchases a put option, an amount equal to the premium received or paid by it is included in the Fund's accounts as an asset and as an equivalent liability.

      In writing a call, the amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which the Fund has written expires on its stipulated expiration date, the Fund recognizes a short-term capital gain. If the Fund enters into a closing purchase transaction with respect to an option which the Fund has written, the Fund realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

      The premium paid by the Fund for the purchase of a put option is recorded in the Fund's assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term capital loss for Federal income tax purposes in the amount of the cost of the option. If the Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale which will be decreased by the premium originally paid.

      The amount of any realized gain or loss on closing out options on certain stock indices will result in a realized gain or loss for tax purposes. Such options held by the Fund at the end of each fiscal year on a broad-based stock index will be required to be "marked-to-market" for Federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss ("60/40 gain or loss"). Certain options, futures contracts and options on futures contracts that may be utilized by the Fund are "Section 1256 contracts." Any gains or losses on
Section 1256 contracts held by the Fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

      Shareholders will be subject to Federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions of net investment income, other than "qualified dividend income," and net short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of "qualified dividend income," as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and qualified foreign corporations), by the Fund to its noncorporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided certain holding period and other requirements under the Code are satisfied. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable to noncorporate shareholders at a maximum rate of 15%, without regard to how long a shareholder has held shares of the Fund. A loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Dividends paid by the Fund may qualify in part for the 70% dividends-received deduction available to corporations, provided however that those shares have been held for at least 45 days.

      The Fund will notify its shareholders each year of the amount and type of dividends and distributions.

PASSIVE FOREIGN INVESTMENT COMPANIES ("PFIC")

      In general, a foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders.

      In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

      The Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that currently is available in some circumstances, the Fund generally would be required to include its share of the PFIC's income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules discussed above relating to the taxation of excess distributions would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

      Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

FOREIGN CURRENCY TRANSACTIONS

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liability denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

FOREIGN TAXATION

      Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Investment Adviser intends to manage the Fund with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, shareholders must hold their shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

      Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Trust. In this case, with respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

      Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state and local taxes.

      The foregoing discussion relates solely to U.S. Federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

                             PERFORMANCE INFORMATION

      From time to time, the Trust may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Trust may also include calculations, such as hypothetical compounding examples or tax-free compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund. In addition, the Trust may include charts comparing various tax-free yields versus taxable yield equivalents at different income levels.

      From time to time, the yield and total return of the Fund may be quoted in advertisements, shareholder reports or other communications to shareholders.

                                OTHER INFORMATION

      The prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Trust's prospectuses. Certain portions of the Registration Statement have been omitted from the prospectus and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

      Statements contained in the prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete. In each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the prospectus and this SAI forms a part. Each such statement is qualified in all respects by such reference.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

      A Standard & Poor's Ratings Services ("S&P") commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper:

      "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

      "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

      "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

      "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Moody's Investors Service, Inc. ("Moody's") commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

      "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

      "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      "Not Prime" - Issuers do not fall within any of the Prime rating categories.

      Fitch Ratings ("Fitch") short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

      "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

      "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

      "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments, which is solely reliant upon a sustained, favorable business and economic environment.

      "D" - Securities are in actual or imminent payment default.

CORPORATE DEBT RATINGS

      The following summarizes the ratings used by S&P for corporate debt:

      "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

      "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

      "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

      "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

      "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

      "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

      "C" - An obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

      "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

      "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the "Aaa" securities.

      "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

      "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      "Ca" - Bonds represent obligations, which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

      The following summarizes long-term ratings used by Fitch:

      "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

      "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

      "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

      "B" - Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

      "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

      Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

ABN AMRO Funds                                        B-2
TAMRO Capital Partners LLC                            B-6

                                 ABN AMRO FUNDS

                      PROXY VOTING POLICIES AND PROCEDURES

      1. Definitions.

      "Adviser" shall mean ABN AMRO Asset Management (USA) LLC, ABN AMRO Asset Management, Inc., Montag & Caldwell, Inc., TAMRO Capital Partners LLC, Veredus Asset Management LLC, MFS Institutional Advisors, Inc., Optimum Investment Advisors LP and thinkorswim Advisors, Inc.. The term includes all sub-advisers to the Funds.

"Advisers' Proxy Voting Policies and Procedures" shall mean the Proxy Voting Policies and Procedures of each Adviser, as amended from time to time.

      "Board" shall mean the Board of Trustees of ABN AMRO Funds.

      "Fund" shall mean a series of ABN AMRO Funds.

      "Fund Management" shall mean the Chairman of the Board of Trustees, Chief
       Executive Officer or Chief Financial Officer of ABN AMRO Funds.

      "Trust" shall mean ABN AMRO Funds.

      2. Delegation of Proxy Voting Authority. The Trust has delegated to the applicable Adviser responsibility for voting all proxies for which a Fund is entitled to vote in accordance with the Proxy Voting Policies and Procedures of each Adviser, and each Adviser has accepted such delegation. Each Adviser shall provide the Board with a copy of its Proxy Voting Policies and Procedures and such other information that the Board deems necessary.

      3. Limitations on the Advisers' Responsibilities.

      (i) Limited Value. Each Adviser may abstain from voting a Fund proxy if it concludes that the Fund's economic interests or the value of the portfolio holding is indeterminable or insignificant.

      (ii) Unjustifiable Costs. Each Adviser may abstain from voting a Fund proxy for cost reasons (e.g., cost associated with voting proxies of non-U.S. securities). In accordance with the Adviser's duties, it shall weigh the costs and benefits of voting proxy proposals relating to foreign securities and shall make an informed decision with respect to whether voting a given proxy proposal is prudent. The Adviser's decision shall take into account the effect that the Fund's vote, either by itself or together with other votes, is expected to have on the value of the Fund's investment and whether this expected effect would outweigh the cost of voting.

      (iii) Fund Restrictions. Each Adviser shall vote Fund proxies in accordance with any applicable investment restrictions of the affected Fund.

      (iv) Board Direction. Notwithstanding the foregoing delegation to the Advisers, the Board may from time to time direct an Adviser to vote a Fund's proxies in a manner that is different from the guidelines set forth in the Adviser's Proxy Voting Policies and Procedures. After its receipt of any such direction, the Adviser shall follow any such direction for proxies received after its receipt of such direction.

      4. Subdelegation. Each Adviser may delegate its responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that no such delegation shall relieve the Adviser of its responsibilities hereunder and the Adviser shall retain final authority and fiduciary responsibility for proxy voting. If an Adviser delegates such responsibilities, the Adviser shall monitor the delegate's compliance with these Proxy Voting Policies and Procedures.

      5. Proxy Voting Expense. Each Adviser shall bear all expenses associated with voting its proxies and complying with applicable laws related to voting proxies (including expenses associated with engaging third parties to vote a Fund's proxies. Each Fund shall promptly reimburse the applicable Adviser for any out-of-pocket expenses incurred by such Adviser in performing services related to Institutional Shareholder Services, Inc. maintaining a Fund's proxy voting records or filings on Form N-PX.

      6. Conflicts of Interest. Each Adviser shall follow the Conflict of Interest provisions set forth in its Proxy Voting Policies and Procedures. Until such time as each Adviser's Proxy Voting Policies and Procedures address conflicts of interest, each Adviser shall comply with the following procedures: the Adviser shall review each Fund proxy to assess the extent, if any, to which there may be a material conflict between the interests of the applicable Fund on the one hand and the Adviser and its affiliates, directors, officers, employees (and other similar persons) on the other hand (a "potential conflict"). The Adviser shall perform this assessment on a proposal-by-proposal basis and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If the Adviser determines that a potential conflict may exist, it shall promptly report the matter to Fund Management. Fund Management shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of the applicable Fund and Adviser's other clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, Fund Management may resolve a potential conflict in any of the following manners:

      (i) If the proposal that gives rise to a potential conflict is specifically addressed in the applicable Adviser's Proxy Voting Policies and Procedures, Fund Management may direct the Adviser to vote the proxy in accordance with the pre-determined policies and guidelines set forth in the Adviser's Proxy Voting Policies and Procedures; provided that such pre-determined policies and guidelines involve little discretion on the part of the Adviser;

      (ii) Fund Management may disclose the potential conflict to the Board and obtain the Board's consent before directing the Adviser to vote in the manner approved by the Board;

      (iii) Fund Management may direct the Adviser to engage an independent third-party to determine how the proxy should be voted; or

      (iv) Fund Management may direct the Adviser to establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.

Each Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of the Adviser's senior account representatives actually knew or reasonably should have known of the potential conflict.

      7. Approval of Material Changes. Any material changes to the Trust's Proxy Voting Policies and Procedures shall be promptly submitted to the Board for approval. Any material changes in the applicable Adviser's Proxy Voting Policies and Procedures shall be reported to the Board at the next quarterly meeting following such changes.

      8. Reports to the Board. At each quarterly meeting of the Board, each Adviser shall submit a report to the Board (Exhibit A) describing:

      (i) any issues arising under these Proxy Voting Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in such Policies and Procedures; and

      (ii) any proxy votes taken by the Adviser on behalf of the Funds since the last report to the Board which were exceptions from the Adviser's Proxy Voting Policies and Procedures and the reasons for any such exceptions.

In addition, no less frequently than annually, Fund Management shall furnish to the Board, and the Board shall consider, a written report identifying any recommended changes in existing policies based upon the Advisers' experience under these Proxy Voting Policies and Procedures and each Adviser's Proxy Voting Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

      9. Maintenance of Records. Each Adviser shall maintain at its principal place of business the records required to be maintained by the applicable Fund with respect to proxies by the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended, in accordance with the requirements and interpretations thereof. Each Adviser must maintain proxy statements that it receives regarding Fund securities, but need not to the extent that such proxy statements are available on the SEC's EDGAR system. The Advisers may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act and 1940 Act. Each Adviser shall maintain and provide such records to the Fund in a mutually agreeable format for filing by the Fund on Form N-PX. Each Adviser acknowledges that the records maintained under the 1940 Act are the property of the Fund and agrees to transfer such records to the Fund upon request.

Adopted: September 18, 2003

                                                                       EXHIBIT A

                                [NAME OF ADVISER]

                                 [    ] FUND(S)
                          PROXY VOTING QUARTERLY REPORT

      I, the undersigned Compliance Officer of [Name of Adviser], hereby submit
the following report with respect to [   ] Fund(s):

      1.    During the quarter ended [   ] there have been no issues that have
            arisen under [Name of Adviser]'s Proxy Voting Policies and Procedures and no conflicts of interest that are not addressed in its policies and procedures.

      2.    During the quarter ended [   ] there have been no proxy votes taken
            by [Name of Adviser], on behalf of [   ] Fund(s), which were
            exceptions to [Name of Adviser]'s Proxy Voting Policies and Procedures.

      3.    During the quarter ended [   ] there have been no material changes
            to [Name of Adviser]'s Proxy Voting Policies and Procedures.

                                                 __________________________
                                                 [                   ]
                                                 Compliance Officer

Dated:

                           TAMRO CAPITAL PARTNERS, LLC
                                  PROXY VOTING
                             POLICIES AND PROCEDURES

These Proxy Voting Policies and Procedures have been adopted by TAMRO Capital Partners, LLC (hereafter referred to as the "Adviser") with respect to the voting of proxies on behalf of the accounts and investment companies ("clients") over which the Adviser has discretionary voting authority.

I. PRINCIPLES

As an investment manager, the Adviser manages assets with the overriding objective of maximizing the value of its clients' portfolios, consistent with client guidelines. On behalf of its clients, the Adviser acquires and holds a company's securities on the belief the securities will appreciate in value. In voting proxies it is the policy of the Adviser to vote focused on the investment implications of each issue and in a manner that the Adviser believes is in the best interest of its clients.

II. PROXY VOTING

      A. PROXY COMMITTEE

      The Adviser has appointed a Proxy Committee to establish guidelines, review special issues and oversee the proxy voting process. The Committee consists at a minimum of the Chief Investment Officer, the Head Trader, the Senior Equity Analyst, and a Compliance Representative. The Committee is responsible for determining which additional officers of the Adviser, if any, should be asked to serve on the Committee. To discharge its duties the Committee has hired Institutional Shareholder Services ("ISS") as its voting agent. ISS provides analysis of proxy proposals on a case-by-case basis, tracks and receives proxies for which the Adviser's clients are entitled to vote, votes proxies pursuant to agreed upon guidelines and compiles and provides voting records for the Adviser. No less than annually the Committee is responsible for approving or amending the guidelines it has established and reviewing the performance of its voting agent. The Committee will also approve or amend these policies and procedures on an annual or more frequent basis. Meetings may be called by any Committee member throughout the year based on particular proxy issues or as set forth below.

      B. GUIDELINES AND RECOMMENDATIONS

      The Proxy Committee has approved general guidelines for voting proxies as set forth in the attached Exhibit A. Generally, the voting agent will vote proxies on behalf of the Adviser's clients consistent with these guidelines; however, the Adviser's portfolio managers may choose to instruct the voting agent to cast votes different from the guidelines with respect to a particular proxy based on the portfolio managers' assessment of the investment implications of each issue. Likewise, in cases where the voting agent provides voting recommendations, the Adviser's portfolio managers may choose to instruct the voting agent to cast votes different from its recommendations, based on the portfolio managers' assessment of the investment implications of each issue. Given the variety of proxy issues, particularly as applied to specific companies and specific facts, the Adviser views the exercise of discretion by its portfolio managers to be appropriate, given the Adviser's fiduciary duties.

When portfolio managers instruct the voting agent to cast votes contrary to the Adviser's guidelines and/or contrary to the recommendations of the voting agent or are otherwise actively involved in determining the manner in which votes will be cast, the portfolio managers are required to receive the prior approval of the Chief Investment Officer and to document their reasons in writing, including the investment rationale and required conflict of interest disclosures and confirmations. The Chief Investment Officer may call a special Committee meeting if, in his or her judgment, such meeting is warranted. In cases where a conflict of interest has been identified, the prior approval of the Compliance Representative is also required, who may call a special Committee meeting and/or seek counsel, as appropriate. If a special Committee meeting is not called by either the Chief Investment Officer or the Compliance Representative, the Committee is required to review the written documentation at its next meeting.

Although the Adviser generally votes consistently on the same issue when securities are held in multiple client accounts, certain circumstances may cause the Adviser to vote differently for different accounts. In addition, certain clients may provide the Adviser with voting guidelines that differ from those adopted by the Adviser. In such cases, the Adviser will instruct the voting agent to vote proxies pursuant to client guidelines.

      C. CONFLICTS OF INTEREST

      The Adviser has eliminated most actual or perceived conflicts of interest as the majority of proxy issues voted on behalf of the Adviser's clients are voted by an independent third party, ISS, pursuant to the guidelines adopted by the Proxy Committee.

In cases where the Adviser's portfolio managers are actively involved in determining the manner in which a vote will be cast, however, there may be certain instances where the Adviser or its personnel may be subject to conflicts of interest in the voting of proxies. Conflicts of interest may exist, for example, when the Adviser or an affiliate has a business relationship with, or is soliciting business from, the issuing company (or an employee group of the company) or a third party that is a proponent of a particular outcome on a proxy issue. As a subsidiary of a global financial services firm, the Adviser has numerous affiliates and attempts to avoid conflicts stemming from affiliate relationships. In most cases, the Adviser is unaware of these relationships; however, in cases where the Adviser perceives a conflict, additional steps are taken, as described below. Additionally, Adviser personnel involved in the proxy voting process may have personal conflicts of interest, such as cases where a relative serves as an executive of an issuing company. Such personnel (including Committee members) are required to disclose any such conflict to the Chief Investment Officer and the Compliance Representative and to remove themselves from the voting process with respect to the particular issuing company.

In cases where the Adviser believes there may be actual or perceived conflicts of interest, the Adviser seeks to address such conflicts in various ways, including the following:

      - Documenting the investment rationale for the decision, the conflict of interest, and the method in which the conflict was addressed.

      - Requiring the approval of the Chief Investment Officer and the Compliance Representative prior to providing voting instructions to the voting agent.

      - Holding special Committee meetings, when warranted, to determine the steps to be taken or, in cases where special meetings were not deemed warranted, requiring the Committee to review the decisions.

      -     Seeking legal counsel.

In situations where the Adviser perceives a material conflict of interest, the Adviser may defer to the voting recommendation of ISS or another independent third party; vote pursuant to client direction (following disclosure of the conflict to the client), vote reflectively (in the same proportion and manner as other shareholders), abstain from voting or take such other action which protects the interests of its clients. Circumstances necessitating such actions may include, for example, the voting of proxies on securities issued by the Adviser's parent corporation or the voting of proxies where the Adviser or its affiliates have a direct financial interest.

      D. VOTE DECLINATION

            In cases where clients have implemented securities lending programs, the Adviser will be unable to vote proxies on behalf of securities on loan unless it issues instructions to the client custodian to retrieve the securities prior to record date. The Adviser may choose to refrain from calling back such securities when the voting of the proxy is not deemed to be material or the benefits of voting do not outweigh the cost of terminating the particular lending arrangement.

III. CLIENT DISCLOSURES AND REQUESTS

The Adviser utilizes Part II of its Form ADV to provide clients with disclosures required by regulation. Required disclosures are:

      - A description of the Adviser's proxy voting policies and procedures and how clients may obtain a copy; and

      - How clients may obtain information from the Adviser as to how proxies on securities in their accounts were voted.

For control purposes, the Adviser instructs clients to direct all requests for information to client service, which is responsible for maintaining Item IV.E. below.

IV. PROXY RECORDS

As required by regulation, the Adviser will maintain the following records:

      A.    A copy of all proxy voting policies and procedures.

      B.    A copy of each proxy statement received for client securities.(1)

      C.    Records of each vote cast on behalf of client accounts.(2)

      D. A copy of any document created by or for the Proxy Committee that was material to making a voting decision on behalf of clients or that memorializes the basis for that decision.

      E. A copy of each written client request for information on how the Adviser voted proxies on behalf of the client, and a copy of any written response by the Adviser to any (written

-----------------
(1) The Adviser may satisfy this requirement by relying on a third party to make and retain, on the Adviser's behalf, a copy of a proxy statement (provided that the Adviser has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of the proxy statement from the U.S. Securities and Exchange Commission's Electronic Data Gathering, Analysis, and Retrieval ("EDGAR") system (with respect to the proxy statements for securities that are registered in the U.S.).

(2) The Adviser may satisfy this requirement by relying on a third party to make and retain, on the Adviser's behalf, a record of the vote cast (provided that the Adviser has obtained an undertaking from the third party to provide a copy of the record promptly upon request).

            or oral) client request for information on how the Adviser voted proxies on behalf of the client.

Such records will be maintained in an easily accessible place for a minimum of six years from when the last entry was made on such record, the first two years in an appropriate office of the Adviser.

Additionally, the Adviser will maintain:

      F.    Any evidence of proxy voting authority or lack of authority and

      G.    Any client guidelines with respect to proxy voting,

 for no less than six years following account closing.

August 6, 2003.